   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 1999

                                        SECURITIES ACT FILE NO. 333-69243
                                        INVESTMENT COMPANY ACT FILE NO. 811-5557


================================================================================

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-2


                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933                 [X]
                        PRE-EFFECTIVE AMENDMENT NO. 1                [X]
                         POST-EFFECTIVE AMENDMENT NO.                [ ]
                                    AND/OR
                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940             [X]
                               AMENDMENT NO. 23                      [X]
                       (CHECK APPROPRIATE BOX OR BOXES)
                               ----------------

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 60 State Street, Boston, Massachusetts 02109
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code: (617) 742-3800
                               ----------------
                     RICHARD E. OMOHUNDRO, JR., PRESIDENT
                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                 60 STATE STREET, BOSTON, MASSACHUSETTS 02109
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ----------------
                               With copies to:

         LAURENCE E. CRANCH, ESQ.                              THOMAS A. HALE, ESQ.
          G. DAVID BRINTON, ESQ.                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
            ROGERS & WELLS LLP                                333 WEST WACKER DRIVE
200 PARK AVENUE, NEW YORK, NEW YORK 10166                           SUITE 2100
                                                             CHICAGO, ILLINOIS 60606

                               ----------------
                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.


    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend
reinvestment plan, check the following box.                          [X]

    This form is filed to register additional securities for an offering pursuant to Rule 462}b{ under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the offering is 333-                                             [ ]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


===============================================================================================================
                                                         PROPOSED          PROPOSED
                                                         MAXIMUM            MAXIMUM
   TITLE OF SECURITIES             AMOUNT BEING       OFFERING PRICE        AGGREGATE              AMOUNT OF
     BEING REGISTERED               REGISTERED         PER SHARE(1)     OFFERING PRICE(1)      REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------
Common Stock, $.03 Par Value      6,700,000 shares        $10.44          $69,948,000             $19,446(2)
===============================================================================================================
(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457}c{ under the
    Securities Act of 1933. Based on the average of the high and low sales prices reported on the New York
    Stock Exchange on December 16, 1998.
(2) Previously paid.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8}A{ OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8}A{, MAY DETERMINE.

================================================================================

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                                   FORM N-2

                            CROSS-REFERENCE SHEET

                       PARTS A AND B OF THE PROSPECTUS*

       ITEMS IN PARTS A AND B OF FORM N-2                         LOCATION IN PROSPECTUS
       ----------------------------------                         ----------------------
 1.  Outside Front Cover ........................  Outside Front Cover Page of Prospectus
 2.  Inside Front and Outside Back Cover Page      Outside Front Cover Page of Prospectus; Inside Front
                                                     and Outside Back Cover Page of Prospectus
 3.  Fee Table and Synopsis .....................  Fee Table; Prospectus Summary
 4.  Financial Highlights .......................  Financial Highlights
 5.  Plan of Distribution .......................  Outside Front Cover Page of Prospectus; Prospectus
                                                     Summary; The Offer
 6.  Selling Stockholders .......................  Not Applicable
 7.  Use of Proceeds ............................  Use of Proceeds; Investment Policies and Limitations
 8.  General Description of the Registrant ......  Outside Front Cover Page of Prospectus; Prospectus
                                                     Summary; The Fund; Investment Policies and
                                                     Limitations; Risk Factors and Special
                                                     Considerations; Financial Highlights; Description
                                                     of Capital Stock; Description of Credit Agreement

 9.  Management .................................  Prospectus Summary; The Investment Adviser;
                                                     Directors and Officers; Portfolio Trading;
                                                     Description of Capital Stock; Credit Agreement.
                                                     Description of Credit Agreement; Custodian,
                                                     Transfer Agent, Dividend Disbursing Agent and
                                                     Registrar

10.  Capital Stock, Long-Term Debt, and Other
     Securities .................................  Description of Capital Stock; Description of Credit
                                                     Agreement; Federal Taxation; Investment Policies
                                                     and Limitations; Dividends and Distributions;
                                                     Dividend Reinvestment Plan; Financial Highights
11.  Defaults and Arrears on Senior Securities     Not Applicable
12.  Legal Proceedings ..........................  Not Applicable
13.  Table of Contents of the Statement of
       Additional Information ...................  Not Applicable
14.  Cover Page .................................  Not Applicable
15.  Table of Contents ..........................  Not Applicable
16.  General Information and History ............  Prospectus Summary; The Fund
17.  Investment Objective and Policies ..........  Prospectus Summary; Investment Policies and
                                                     Limitations; Portfolio Trading
18.  Management .................................  Prospectus Summary; The Investment Adviser;
                                                     Directors and Officers
19.  Control Persons and Principal Holders of
       Securities ...............................  Directors and Officers

20.  Investment Advisory and Other Practices       Prospectus Summary; The Investment Adviser;
                                                     Custodian, Transfer Agent, Dividend Disbursing
                                                     Agent and Registrar; Experts

21.  Brokerage Allocation and Other Practices      Portfolio Trading
22.  Tax Status .................................  Federal Taxation
23.  Financial Statements .......................  Financial Statements

----------
* Pursuant to Part B: Statement of Additional Information, all information required to be set forth in Part B has been included in Part A.

    Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.
                       6,630,663 SHARES OF COMMON STOCK
                          ISSUABLE UPON EXERCISE OF
                     RIGHTS TO SUBSCRIBE FOR SUCH SHARES

                               ----------------

    Prospect Street(R) High Income Portfolio Inc. is issuing transferable rights to its shareholders. You will receive one right for each share of common stock you own on the record date, which is January 26, 1999. These rights entitle you to subscribe for shares of the Fund's common stock. You may purchase one new share of common stock for every three rights you receive. Shareholders on the record date who receive less than three rights will be entitled to buy one share. Also, shareholders on the record date may purchase the shares not acquired by other shareholders in this rights offering, subject to the limitations as discussed in this prospectus.

    The rights are transferable and will be listed for trading on the New York Stock Exchange under the symbol "PHY.RT." The Fund's shares of common stock are listed and the shares issued in this offer will be listed on the Exchange under the symbol "PHY." On January 22, 1999, the last reported net asset value per share of the Fund's common stock was $8.18 and the last reported sales price of a share on the Exchange was $9.75.

    The subscription price per share will be $8.70. This offer will expire at 5:00 p.m., New York City time, on February 19, 1999 unless the Fund extends the offering as described in this prospectus.

                                               PER SHARE         TOTAL
                                               ---------         -----
         Subscription Price ................     $8.70        $57,686,768
         Sales Load ........................     $0.33        $ 2,163,254
         Proceeds to Fund ..................     $8.37        $55,523,514


    The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield," high risk securities (commonly referred to as "junk bonds"). Prospect Street(R) Investment Management Co., Inc. has served as the Fund's investment adviser since the Fund's inception in 1988.


    THE FUND'S INVESTMENTS IN "HIGH-YIELD," HIGH RISK SECURITIES AND ITS LEVERAGED CAPITAL STRUCTURE INVOLVE SPECIAL RISKS. SEE THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION ON PAGE 31 OF THIS PROSPECTUS FOR A MORE COMPREHENSIVE DISCUSSION OF RISKS. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objective.

    Shareholders who do not exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. Also, shareholders should note that as of the date of this prospectus, the subscription price per share for the offer is greater than the Fund's net asset value per share. If the Fund's net asset value per share should increase to a point where the subscription price per share is at or below the net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution, which could be substantial, of the aggregate net asset value of their shares of common stock as a result of the offer. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share will be at the expiration of the offer or what proportion of the shares will be subscribed.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


    In connection with this offering, the Dealer Managers listed below may effect transactions which stabilize or maintain the market price of the rights and the common stock of the Fund at levels above those which might otherwise prevail in the open market. Such transactions may be effected on the New York Stock Exchange, on Nasdaq or otherwise. Such stabilizing, if commenced, may be discontinued at any time.

    Prior to the expiration of the offer, the Dealer Managers listed below may offer shares of common stock, including shares acquired through purchasing and exercising the rights, at prices they set. The Dealer Managers may realize profits or losses independent of any fees described in this Prospectus.


    The prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference.


                               ----------------

PAINEWEBBER INCORPORATED                                     GRUNTAL & CO. LLC

                               ----------------


               THE DATE OF THIS PROSPECTUS IS JANUARY 25, 1999

--------------------------------------------------------------------------------

                              PROSPECTUS SUMMARY
    This summary highlights some information from this prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire prospectus carefully, including the risk factors.


PURPOSE OF THE OFFER
    The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund so the Fund may be in a better position to take advantage of investment opportunities and increase the diversification of its portfolio while achieving other net benefits to the Fund. The Fund's investment adviser believes, as a result of recent events in the financial markets, that there are a number of attractive investment opportunities in the high-yield, high risk bond market. In addition, the investment adviser may, under current market conditions, invest the net proceeds of the offer in better quality high-yield, high risk securities in an effort to enhance the overall credit quality of the Fund's portfolio.

    The Board also believes that this offer may lower the Fund's expense ratio. This is because the Fund's fixed costs can be spread over a larger asset base, and certain variable costs (e.g., advisory fees) are reduced as the Fund's assets reach specific levels. Any possible reduction in the Fund's expense ratio, however, may be offset by the proposed increase in the investment adviser's fee, if approved by the Fund's shareholders at the annual meeting of shareholders to be held on March 12, 1999. The issuance of additional shares may also enhance the liquidity of the Fund's shares on the New York Stock Exchange.

    The Board of Directors has considered the impact of the offer on its current distribution policy to maintain, subject to market conditions, a relatively stable level of distributions. Based on current market conditions and available leverage opportunities, the Board believes that the offer will not result in a change in the Fund's current level of dividends for the foreseeable future.

    The Board of Directors also has considered the impact of the offer on the Fund's net asset value per share. The subscription price per share for the offer is $8.70. The subscription price per share represents a premium of 6.36% to the Fund's net asset value per share of $8.18 as of January 22, 1999. Assuming that all rights are exercised and there is no change in the net asset value per share, the offer (after expenses) should result in an increase to the Fund's net asset value per share. If, however, the Fund's net asset value per share increases to a level at or above the subscription price per share, the offer (after expenses) would result in dilution, which could be substantial, to the Fund's net asset value per share.

IMPORTANT TERMS OF THE OFFER

Aggregate number of shares offered    6,630,663
Number of transferable rights         One right for each whole share owned on
issued to each shareholder            the record date
Subscription ratio                    One share for every three rights (1-for-3)
Subscription price per share          $8.70

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT DATES TO REMEMBER

EVENT                                                             DATE
------                                                    --------------------
Record Date ............................................     January 26, 1999
Subscription Period ....................................  January 26, 1999 to
                                                            February 19, 1999*
Expiration Date ........................................    February 19, 1999*
Subscription Certificates and Payment for Shares Due+ ..    February 19, 1999*
Notice of Guaranteed Delivery Due+ .....................    February 19, 1999*
Payment for Guarantees of Delivery Due .................    February 24, 1999*
Confirmation Mailed to Participants ....................        March 3, 1999*
------------
* Unless the Offer is extended.
+ A shareholder exercising Rights must deliver either }i{ a Subscription
  Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by February 19, 1999, unless the offer is extended.

    The Fund's shares of common stock are expected to trade on the Exchange with due bills attached from January 22, 1999 through January 27, 1999. You are encouraged to contact your broker, bank or financial adviser about your ability to participate in the offer if you anticipate purchase or sale activity during this period.

OVER-SUBSCRIPTION PRIVILEGE
    Record date shareholders who fully exercise all of the rights issued to them are entitled to subscribe for those shares which were not subscribed for by others. If sufficient shares are available, all record date shareholder over-subscription requests will be honored in full. If these requests for shares exceed the shares available, the available shares will be allocated pro rata among those who over-subscribe based on the number of rights originally issued to them by the Fund.


METHOD FOR EXERCISING RIGHTS
    If you wish to exercise your rights, you may do so in the following ways:


        (1) Complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to State Street Bank and Trust Company at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by February 19, 1999, unless the offer is extended.


        (2) Contact your broker, banker or trust company which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date of the offer. A fee may be charged for this service. The notice of guaranteed delivery must be received on or before the expiration date of the offer.

SALE OF RIGHTS
    The Rights are transferable until the expiration date of the offer. The rights will be listed for trading on the New York Stock Exchange. The Fund will use its best efforts to ensure that an adequate trading market for the rights will exist. No assurance can be given that a market for the rights will develop. Trading in the rights on the Exchange may be conducted until the close of trading on the Exchange on the last business day prior to the expiration date of the offer.


OFFERING FEES AND EXPENSES
    The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to the offer. The Dealer Managers will reallow a part of their fees to other broker-dealers which have assisted in soliciting the exercise of rights as described in this prospectus. Other offering expenses incurred by the Fund are estimated at $475,000, which includes up to $100,000 that may be paid to the Dealer Managers as partial reimbursement for their expenses relating to the Offer.


FOREIGN RESTRICTIONS
    Subscription certificates will not be mailed to record date shareholders whose record addresses are outside the United States. Foreign record date shareholders will receive written notice of the offer, and their rights will be held or transferred as set forth in this prospectus.


USE OF PROCEEDS
    The estimated net proceeds of the offer are approximately $55,048,514. This figure is based on the subscription price of $8.70 per share and assumes all 6,630,663 shares offered are sold and that offering expenses estimated at approximately $475,000 are paid.

    The Fund's investment adviser anticipates that the Fund will take up to thirty days to invest or employ these proceeds in accordance with the Fund's investment objective and policies under current market conditions. This process will not take longer than six months. The proceeds of the offer will be held in U.S. Government securities and other high-quality, short-term money market instruments until they are invested. While the proceeds are invested in U.S. Government securities and other high-quality, short-term money market instruments, the proceeds will not be invested in securities consistent with the Fund's objective of high current income.


INFORMATION AGENT
    Please direct all questions or inquiries relating to the offer to the Fund's information agent as follows:


                   Corporate Investor Communications, Inc.
                              111 Commerce Road
                       Carlstadt, New Jersey 07072-2586
                          Toll Free: (888) 266-2038


    Shareholders may also contact their brokers or nominees for information with respect to the offer.


INFORMATION REGARDING THE FUND
    The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds"). The Fund seeks to achieve its objective of preserving shareholders' capital through careful selection of the Fund's high-yield, high risk investments, portfolio diversification, and portfolio monitoring and repositioning. The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies (consisting principally of fixed-income securities rated "BB" or lower by Standard & Poor's and "Ba" or lower by Moody's Investors Service, Inc.) or nonrated fixed-income securities deemed by the Fund's investment adviser to be of comparable quality.


INFORMATION REGARDING THE INVESTMENT ADVISER
    The Fund's investment adviser, Prospect Street Investment Management Co., Inc., an investment adviser registered under the U.S. Investment Advisers Act of 1940, has served as investment adviser to the Fund since its inception. The investment adviser was organized in June 1988 to provide institutional clients with investment management services.

    Richard E. Omohundro, Jr., President of the investment adviser provides general advisory assistance to, analyzes certain policy considerations with, and consults on a regular basis with, the Fund's portfolio manager. John A. Frabotta, Vice President of the investment adviser, serves as the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund's portfolio. Mr. Frabotta has over 20 years of experience working with high-yield, fixed income instruments.

    The investment adviser's fee is based on the average weekly managed assets of the Fund. Thus, the Fund's investment adviser will benefit from an increase in the Fund's assets resulting from the offer.

RISK FACTORS AND SPECIAL CONSIDERATIONS
    The following summarizes some of the matters that you should consider before investing in the Fund in connection with this offer.


    Dilution. Shareholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership at this time because the Fund does not know what proportion of the shares will be subscribed.

    As of the date of this prospectus, the subscription price per share for the offer is greater than the Fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should increase as a result of the offer. If the Fund's net asset value per share should increase to a point where the subscription price per share is at or below the Fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution, which could be substantial, of the aggregate net asset value of their shares of common stock as a result of the offer. The Fund cannot state precisely the amount of any such decrease in net asset value because it is not known at this time what the net asset value per share will be at the expiration date or what proportion of the shares will be subscribed.

    If you do not wish to exercise your rights, however, you can still transfer or sell these rights as set forth in this prospectus. The cash you receive from transferring your rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the rights will develop or the value, if any, that such rights will have. For a more detailed discussion about dilution, please refer to "Risk Factors and Special Considerations -- Dilution."


    Risk of Leverage. Leverage creates the opportunity for greater total returns, but at the same time involves certain risks. If the investment performance of the proceeds of any leverage fails to cover the interest and dividends on such capital, the value of the Fund's common stock may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of leverage.


    The Fund's use of leverage is currently benefiting the holders of common stock as the average cost of funds (pursuant to its credit agreement obligations) was approximately 6.3% as of December 31, 1998 while the high-yield market currently offers interest income at annualized rates of approximately 10.5% to 12.0%.

    At the date of this prospectus, the Fund intends, but is not committed, to add incremental leverage following the completion of the offer. Inability to increase, or delays in increasing, the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings, distributions and net asset value.

    Because the Fund's loans under its credit agreement and other forms of leverage are senior to the common stock in any liquidation of the Fund, such indebtedness would have to be paid in full before any payments would be made with respect to the common stock. See "Risk Factors and Special Considerations" and "Description of Credit Agreement."


    Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations.


    High-Yield, High Risk Investments. Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be nonrated. The rating agencies generally regard such securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories. The values of such securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates, and such securities are frequently subordinated to the prior payment of senior indebtedness. In addition, the trading market for high-yield, high risk securities is generally less liquid than the market for higher rated securities. As of December 31, 1998, approximately 93.92% of the market value of the Fund's total investments was represented by fixed-income securities regarded by the rating agencies as below investment grade (that is rated Ba or lower by Moody's or BB or lower by S&P).


    Dividends and Distributions. Based on information provided by the Fund's investment adviser on current market conditions in the high yield bond market, the Board of Directors believes that the offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future. However, there can be no assurance that the Fund will be able to maintain its current level of dividends per share, and the Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions.

    Year 2000 Processing Issue. The investment adviser does not anticipate that the Year 2000 processing issue will have any material impact on its ability to continue to service the Fund at current levels. In addition, the investment adviser has sought assurances from the other Fund service providers that they are taking the steps necessary to deal with the problems associated with computer processing of the year 2000. The cost of any systems remediation by persons other than the Fund or the investment adviser will not be borne by the Fund. However, no assurance can be given that the actions taken by the investment adviser or the Fund's other service providers will be sufficient to avoid any adverse effect on the Fund.

    You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.
--------------------------------------------------------------------------------

                                    FEE TABLE

Shareholder Transaction Expenses
Sales Load (as a percentage of the Subscription Price per Share)(1) ....  3.75%
                                                                          ----

Annual Expenses (as a percentage of net assets attributable to common stock)(2)
Management Fees(3) .....................................................  0.69%
                                                                          ----
Interest Expense .......................................................  1.18%
                                                                          ----
Other Expenses .........................................................  0.57%
                                                                          ----
    Total Annual Expenses ..............................................  2.44%
                                                                          ====

EXAMPLE:
                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                              -------------------------------------------------
                              1 YEAR       3 YEARS       5 YEARS       10 YEARS

An investor would pay the
  following expenses on a
  $1,000 investment, assuming
  a 5% annual return
  throughout the periods        $62           $113          $167          $313
----------
(1) The Fund has agreed to pay the Dealer Managers a fee for their financialadvisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to the offer. The Dealer Managers will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Managers, solicitation fees equal to 2.50% of the subscription price per share for each share issued pursuant to the offer as a result of their soliciting efforts. In addition, the Dealer Managers will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of common stock held by each broker-dealer through the Depository Trust Company on the record date of the offer. The Fund has also agreed to reimburse the Dealer Managers for their expenses relating to the offer up to an aggregate of $100,000. In addition, the Fund has agreed to pay fees to the subscription agent and the information agent (as defined in this prospectus), estimated to be $30,000 and $36,000 respectively, for their services related to the offer, which includes reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their rights.
(2) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the offer assuming that all of the rights are exercised.
(3) The Fund currently pays the investment adviser a monthly fee at an annual rate ranging from 0.65% to 0.50%. Subject to shareholder approval, the Fund's Board of Directors has approved an increase in the investment adviser's fee which would increase the annual rate of the fee to range from 0.70% to 0.65%. See "The Investment Adviser."

    THE FOREGOING FEE TABLE AND EXAMPLE ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

    The Example set forth above assumes reinvestment of all dividends and distributions at net asset value, a payment of a 3.75% sales load and an annual expense ratio of 2.44%. The table above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission regulations applicable to all investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan."

                             FINANCIAL HIGHLIGHTS
       (FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

    The table below sets forth certain specified information for a share of Common Stock outstanding throughout each period presented. The financial highlights for each period presented have been audited by Arthur Andersen LLP, the Fund's independent public accountants, whose report thereon was unqualified. The information should be read in conjunction with the financial statements which are included herein. The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split effected on April 1, 1998.

                                                                                                                     DECEMBER 5,
                                                                                                                          1988
                                                                                                                     (COMMENCEMENT
                                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,                            OF OPERATIONS)
                        -------------------------------------------------------------------------------------------  TO OCTOBER 31,
                          1998        1997        1996       1995      1994      1993      1992      1991      1990       1989
                        ---------   ---------   ---------  --------  --------  --------  --------  --------  --------   --------
Net asset value --
 beginning of period .   $  11.94    $  11.70    $  11.10  $  11.07  $  12.75  $  12.09  $  11.67  $   9.90  $  20.46   $  27.45
                         --------    --------    --------  --------  --------  --------  --------  --------  --------   --------
Net investment income        1.30#       1.38#       1.50#     1.35      1.44#     1.89#     1.86      1.65      2.94       3.93
Net realized and
 unrealized gain
 (loss) on investments      (3.76)#       .72#        .60#      .09     (1.14)#    1.17#     0.21      1.68    (10.29)     (6.96)
                         --------    --------    --------  --------  --------  --------  --------  --------  --------   --------
  Total from
   investment
   operations            $  (2.46)   $   2.10    $   2.10  $   1.44  $    .30  $   3.06  $   2.07  $   3.33  $  (7.35)  $  (3.03)
                         --------    --------    --------  --------  --------  --------  --------  --------  --------   --------
Distributions:
 Dividends from
  accumulated net
  investment income
  To preferred
   stockholders ......       (.03)       (.09)       (.12)     (.15)     (.09)     (.18)    (0.30)    (0.48)    (0.66)     (0.57)
  To common
   stockholders ......      (1.26)      (1.26)      (1.26)    (1.26)    (1.35)    (1.86)    (1.35)    (1.08)    (2.28)     (3.36)
 Dividends to common
  stockholders from
  paid-in-capital ....     --          --          --         --        --        --        --        --        (0.27)     (0.03)
                         --------    --------    --------  --------  --------  --------  --------  --------  --------   --------
  Total distributions    $  (1.29)   $  (1.35)   $  (1.38) $  (1.41) $  (1.44) $  (2.04) $  (1.65) $  (1.56) $  (3.21)  $  (3.96)
                         --------    --------    --------  --------  --------  --------  --------  --------  --------   --------
Effect of sale of
 common stock and
 related expenses from
 rights offering         $   (.22)   $   (.51)   $   (.12) $  --     $   (.54)  $  (.36) $  --     $  --     $  --      $  --
                         --------    --------    --------  --------  --------  --------  --------  --------  --------   --------
Net asset value -- end   $   7.97    $  11.94    $  11.70  $  11.10  $  11.07  $  12.75  $  12.09  $  11.67  $   9.90   $  20.46
                         ========    ========    ========  ========  ========  ========  ========  ========  ========   ========
Per share market
 value: end of period    $  10.25    $  12.39    $  12.00  $  11.64  $  10.50  $  12.75  $  12.00  $  10.50   $  7.50   $  18.00
                         ========    ========    ========  ========  ========  ========  ========  ========   =======   ========
  Total investment
   return ............    (7.63)%      14.82%      15.29%    28.57%   (7.78)%    23.25%    27.99%    57.36%  (50.21)%   (31.33)%
                         ========    ========    ========  ========  ========  ========  ========  ========   =======   ========
Net assets, end of
 period, applicable to
 common stock (a) ....   $157,800    $175,909    $120,711  $ 93,309  $ 92,072  $ 79,438  $ 55,178  $ 53,040   $45,028   $ 92,487
                         ========    ========    ========  ========  ========  ========  ========  ========   =======   ========
Net assets, end of
 period, applicable to
 preferred stock (a) .   $ --        $ 20,000    $ 20,000  $ 20,000  $ 20,000  $ 20,000  $ 30,000  $ 30,000   $30,000   $ 30,000
                         ========    ========    ========  ========  ========  ========  ========  ========   =======   ========
Net assets, end of
 period (a) ..........   $157,800    $195,909    $140,711  $113,309  $112,072  $ 99,438  $ 85,178  $ 83,040   $75,028   $122,487
                         ========    ========    ========  ========  ========  ========  ========  ========   =======   ========
Ratio of operating
 expenses to average
 net assets,
 applicable to common
 stock ...............      2.67%       2.30%       3.06%     3.27%     3.27%     3.10%     3.68%     4.64%     8.80%      6.37%*
Ratio of net
 investment income to
 average net assets,
 applicable to common
 stock ...............     11.92%      11.94%      13.20%    13.47%    12.25%    13.49%    15.08%    14.63%    18.94%     17.78%*
Ratio of operating
 expenses to average
 net assets** ........      2.18%+      1.81%+      2.21%+    2.28%+    2.30%+    2.13%+    2.28%+    2.93%+    6.15%+     4.89%+*
Ratio of net
 investment income to
 average net  assets**      9.72%       9.42%       9.51%     9.39%     8.64%     9.26%     9.33%     9.24%    13.23%     13.88%*
Portfolio turnover
 rate ................    156.48%     176.04%     108.33%    80.71%    72.00%   117.20%    97.86%   114.00%    63.50%     89.70%*

(a) Dollars in thousands.
  * Annualized.
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets (total assets less accrued liabilities (excluding debt or senior indebtedness or senior notes)) of both the common and preferred shareholders.
  + Excluding interest expense, the ratio of operating expenses to average net assets, applicable to common stock and preferred stock is 1.20%, 1.13%, 1.30%, 1.29%, 1.32%, 1.50%, 1.72%, 2.23%, 2.60% and 1.28%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

                               CAPITALIZATION AT OCTOBER 31, 1998

                                                             AMOUNT OUTSTANDING       AMOUNT HELD
                                                             EXCLUSIVE OF AMOUNT      BY THE FUND
                                                              HELD BY THE FUND        OR FOR ITS
         TITLE OF CLASS              AMOUNT AUTHORIZED       OR FOR ITS ACCOUNT         ACCOUNT
         --------------              -----------------       ------------------       -----------
Common Stock, $0.03 par value....      100,000,000 shares        19,805,323 shares    -0- shares
Preferred Stock, $1.00 par value.        1,000,000 shares               -0- shares    -0- shares


                   INFORMATION REGARDING SENIOR SECURITIES
    The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception.


                                                                           INVOLUNTARY
                                                       ASSET COVERAGE      LIQUIDATION      APPROXIMATE MARKET
                          AT         TOTAL AMOUNT       FOR DEBT(4)        PREFERENCE           VALUE PER
                      OCTOBER 31      OUTSTANDING       OR SHARES(5)        PER SHARE         SHARE OR NOTE
                      ----------      -----------       ------------        ---------         -------------


Senior Extendible
Notes(1)                 1989         $50,000,000         $  3,450             --               $1,000.00
                         1990          15,000,000            6,002             --                1,000.00
                         1991           5,000,000           17,608             --                1,000.00
                         1992           5,000,000           18,036             --                1,087.50
                         1993                   0            --                --                   --
Senior Notes(1)
                         1993         $20,000,000         $  5,972             --               $  997.50
                         1994          20,000,000            6,604             --                  937.10
                         1995          20,000,000            6,665             --                  987.50
                         1996          20,000,000            8,036             --                  990.00
                         1997          20,000,000           10,795             --                1,003.80
                         1998                   0            --                --                   --
Taxable Auction Rate
  Preferred Stock(2)     1989          300 Shares         $408,291          $100,000            $ 100,000
                         1990          300 Shares          250,094           100,000              100,000
                         1991          300 Shares          276,800           100,000              100,000
                         1992          300 Shares          283,927           100,000              100,000
                         1993          200 Shares          497,188           100,000              100,000
                         1994          200 Shares          560,358           100,000              100,000
                         1995          200 Shares          566,544           100,000              100,000
                         1996          200 Shares          703,553           100,000              100,000
                         1997          200 Shares          979,545           100,000              100,000
                         1998                   0            --                --                   --

Revolving Credit
Facility(3)              1998         $40,000,000          $4,945              --                   --
------------
(1) In July 1993, the Fund repurchased the remaining $5,000,000 principal amount of its Senior
    Extendible Notes, which carried an annual interest rate through December 31, 1993, of 10.28%, for $5,178,000. The Fund thereafter issued $20,000,000 of new Senior Notes payable December 1,
    1998, which bore interest at a fixed annual rate of 6.53%. On July 24, 1998, the Fund redeemed the $20,000,000 principal amount of its Senior Notes.
(2) In July 1993, the Fund redeemed 100 shares of its Taxable Auction Rate Preferred Stock for
    $100,000 per share plus accrued interest, leaving 200 such shares outstanding. On May 15, 1998, the Fund redeemed the remaining outstanding shares of its Taxable Auction Rate Preferred Stock for $100,000 per share plus accrued interest.
(3) The Fund entered into a $50,000,000 Credit Agreement with BankBoston dated April 30, 1998, as amended and restated on July 24, 1998. As of the date hereof, the Fund has $50 million in loans outstanding under the Credit Agreement.
(4) Amount shown is per $1,000 of Senior Extendible Note, Senior Note or credit facility, as the case may be. Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the quotient of
    (a) the principal amount of outstanding Senior Extendible Notes, the Senior Notes or credit facility, as the case may be, divided by (b) $1,000.

(5) Amount shown is per share of Taxable Auction Rate Preferred Stock. Calculated by subtracting the
    Fund's total liabilities (including senior securities constituting debt but not including the
    Taxable Auction Rate Preferred Stock) from the Fund's total assets and dividing such amount by the number of outstanding shares of Taxable Auction Rate Preferred Stock.

                   TRADING AND NET ASSET VALUE INFORMATION

    In the past, the Fund's shares have traded both at a premium and at a discount in relation to net asset value. Although the Fund's shares recently have been trading at a premium above net asset value, there can be no assurance that this premium will continue after the offer or that the shares will not again trade at a discount. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."

    The following table shows the high and low sales prices of the Fund's common stock on the New York Stock Exchange (the "Exchange") Composite Tape, quarterly trading volume on the Exchange, the high and low net asset value per share and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during the two most recent fiscal years. The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split effected on April 1, 1998.


                                                                      QUARTERLY
                                                                       TRADING                               PREMIUM/(DISCOUNT)
                                               MARKET PRICE            VOLUME          NET ASSET VALUE      TO NET ASSET VALUE(%)
                                         ------------------------     (HUNDREDS     ----------------------  ----------------------
QUARTER ENDED                               HIGH          LOW        OF SHARES)        HIGH        LOW         HIGH        LOW
-------------                               ----          ---        ----------        ----        ---         ----        ---
January 31, 1997 .......................   12.0000      11.6250        3,835.4       11.8500     11.6400       1.27       (0.13)
April 30, 1997 .........................   12.7500      10.8750       14,633.9       12.0000     11.2200       6.25       (3.07)
July 31, 1997 ..........................   12.5625      11.4375       15,160.8       11.5500     11.2800       8.77        1.40
October 31, 1997 .......................   13.3125      12.3750        8,645.0       12.3900     11.5800       7.45        6.87
January 31, 1998 .......................   13.3125      12.0000        5,073.9       12.0000     11.7000      10.94        2.56
April 30, 1998 .........................   12.7500      12.1875        4,880.6       11.8000     11.6100       8.05        4.97
July 31, 1998 ..........................   12.5000      12.0000        3,234.5       11.8400     11.2400       6.76        5.57
October 31, 1998 .......................   12.0625       9.6250        4,492.5       11.0800      7.9700      20.77        8.87

    The net asset value per share of the Fund's common stock at the close of business on December 18, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the Offer) and on January 22, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this prospectus) was $8.30 and $8.18, respectively, and the last reported sales price of a share of the Fund's common stock on the Exchange on those dates was $10.56 and $9.75, respectively.

                                   THE FUND


    Prospect Street High Income Portfolio Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure consisting of (i) a $50 million revolving credit facility (of which $50 million is outstanding as of the date of this prospectus) with BankBoston and
(ii) 19,837,988 shares of the Fund's common stock, par value $0.03 per share (the "Common Stock"), as of the date of this prospectus. The Fund's investment objective is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds"). The Fund invests primarily in fixed-income securities rated in the lower categories by established rating agencies consisting principally of fixed-income securities rated "BB" or lower by Standard & Poor's ("S&P") and "Ba" or lower by Moody's Investors Service, Inc. ("Moody's," and together with S&P, the "Rating Agencies(1)"), or nonrated fixed-income securities deemed by the Fund's Investment Adviser (as defined below) to be of comparable quality. The fixed-income securities in which the Fund invests are regarded by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. See "Investment Policies and Limitations" and "Risk Factors and Special Considerations."


------------
(1)Throughout this Prospectus, references to ratings by the Rating Agencies will indicate the S&P rating followed by the Moody's rating in the format shown.

    The Fund's portfolio consists primarily of high-yield, high risk fixed-income securities. The high-yield, high risk securities offer a higher yield to maturity than comparable securities with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. In the severe adverse interest rate and economic environment of 1989 and 1990 the Fund suffered a substantial decline in its net asset value. In 1988, when the Fund commenced operations, high-yield securities traded at yields approximately 500 to 550 basis points (5.0% to 5.5%) higher than comparable U.S. Treasury securities. In 1990, this spread widened to approximately 1250 basis points resulting in substantial price declines in the corporate high-yield bond market. During the fiscal years ended October 31, 1990 and 1991 the Fund was obligated to repay $45.0 million of the previously outstanding Senior Extendible Notes, which required the liquidation of investments that were selling at prices substantially below their original purchase prices resulting in the realization of substantial capital losses. Also during 1989 and 1990, the level of high-yield debt security defaults increased as many issuers were unable to obtain funds through financial intermediaries or the public high-yield market. The effect of these developments on the Fund was a substantial decline in the Fund's net asset value and a substantial reduction in the Fund's monthly dividend. Also, the forced liquidation of a substantial portion of the Fund's portfolio in order to repay the Senior Extendible Notes resulted in the realization of substantial capital losses, and this severely limited the ability of the Fund to return to its original net asset value as the high-yield market improved. The high-yield market decline reversed in the fourth quarter of 1990 and by midyear 1991, after reinvesting a substantial amount of its cash, the Fund's net asset value had improved substantially but to a level far less than the net asset value at the time the Fund commenced operations.


    The high-yield market, as measured by the Credit Suisse First Boston High Yield Index, posted total annual returns of 16.66%, 18.91%, -0.97%, 17.38%, 12.42%, 12.63% and 0.58% for the calendar years 1992, 1993, 1994, 1995, 1996,
1997 and 1998, respectively. The ten year U.S. Treasury Bond produced a total return of 6.52%, 11.94%, -6.08%, 23.68%, 0.89%, 10.10% and 12.65% for the
calendar years 1992, 1993, 1994, 1995, 1996, 1997 and 1998, respectively. See
"Financial Highlights" for information concerning the Fund's return.

    New issue activity of high-yield debt securities was low in 1991, by historical standards, totaling $10.1 billion with high-yield debt retirements totaling $26.0 billion. Net new issue activity of high-yield debt securities totaled $46.1 billion, $22.2 billion, $26.7 billion, $60.2 billion, $126 billion and $138.9 billion for the calendar years 1993, 1994, 1995, 1996, 1997 and 1998, respectively. The statistical information with respect to new issue activity is based upon information the Fund obtained from the Credit Suisse First Boston High Yield Handbook. The spread between the yield on U.S. Treasury securities and the high-yield market fluctuated between 315 and 583 basis points (3.15% to 5.83%) during the 1992 to 1997 period, which is more in line with the historical spread relationship. For the calendar year 1998 the spread fluctuated between 337 and 749 basis points (3.37% to 7.49%). Based on information from Donaldson, Lufkin & Jenrette Securities Corporation, the high yield premium over treasury yields (i.e. the spread of yields on the DLJ High Yield Index relative to yields of 10 year U.S. Treasuries as a percentage of those U.S. Treasuries) from January 31, 1986 through December 31, 1998 has averaged 71% and the high yield premium over treasury yield was 138% as of December 31, 1998. Over the same time period, the high yield premium over treasury yields has ranged from a monthly low of 36% as of August 1987 to a monthly high of 160% as of October 1998. The high yield premium over treasury yields has been 69%, 52%, 49%, 100%, 136%, 109%, 82%, 70%, 54%, 86%, 53%, 63%
and 138% as of December 1986, 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994,
1995, 1996, 1997, and 1998, respectively.

    Since 1977, the historical weighted default rate on high-yield debt securities has been 3.29%. The default rates on high-yield debt securities for the calendar years 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998 were
9.33%, 2.89%, 0.96%, 0.44%, 2.24%, 1.14%, 1.08% and 1.06%, respectively. The defaulted amount of high-yield debt securities was $20.7 billion in 1991, $6.5 billion in 1992, $24.0 billion in 1993, $1.3 billion in 1994, $6.7 billion in 1995, $4.2 billion in 1996, $3.5 billion in 1997 and $6.0 billion in 1998. The statistical information with respect to historical default rates and amounts is based on information the Fund obtained from the Credit Suisse First Boston High Yield Handbook.


    The capital structure of the Fund has been designed to take advantage of the historical spread in yields between high-yield securities and representative U.S. Treasury securities, compared with the average default loss on high-yield securities. In addition, through investment leverage, investors in the Common Stock of the Fund receive increased yields to the extent that the rate of return (i.e., the current interest yield on the Fund's portfolio reduced by the actual default loss rate experienced on that portfolio) earned on the Fund's assets, exceeds, after expenses of Fund management, the interest and dividends payable on the Fund's leverage. Conversely, to the extent that the rate of return on the portfolio does not exceed the interest on the loans under the Credit Agreement and any other form of leverage used by the Fund, yield to investors in the Common Stock will be reduced.

    The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. The Fund will, however, be required to have sufficient cash or cash equivalents to meet interest payments on the loans under the Credit Agreement and to fund certain prepayments of the outstanding loans under the Credit Agreement in certain circumstances. See "Description of Capital Stock" and "Description of the Credit Agreement."


    Prior to a one-for-three reverse Common Stock split effected on April 1, 1998, the Fund completed a transferable rights offering in January 1998 which permitted shareholders to acquire, at a subscription price of $3.80, one new share for every three rights held as of the record date of such rights offering. On March 25, 1997, the Fund completed a non-transferable rights offering which permitted shareholders to acquire, at a subscription price of $3.59, one new share for every three rights held as of the record date of such rights offering. In addition, the Fund completed transferable rights offerings on June 21, 1996, November 23, 1993, and March 4, 1993, which permitted shareholders to acquire, at a subscription price of $3.81, $3.60 and $3.80, respectively, one new share for each three rights held as of the record date of such rights offerings. All of the rights issued by the Fund pursuant to the rights offering completed in January 1998 were exercised and, as a result, 14,742,608 shares of Common Stock were issued in January 1998 with net proceeds to the Fund of approximately $53.4 million. All of the rights issued by the Fund pursuant to the rights offering completed in March 1997 were exercised plus an additional 25% pursuant to the exercise of an over-allotment option by subscribers and, as a result, 12,918,092 new shares of Common Stock were issued in March 1997 with net proceeds to the Fund of approximately $44.5 million. Approximately 61% of the rights issued by the Fund pursuant to the rights offering completed in June 1996 were exercised and, as a result 5,393,885 new shares of Common Stock were issued in June 1996 with net proceeds to the Fund of approximately $19.5 million. All of the rights issued by the Fund pursuant to the rights offerings completed in March 1993 and November 1993 were exercised and, as a result, 4,625,000 new shares of Common Stock were issued March 1993 with net proceeds to the Fund of approximately $16.7 million and 6,210,000 new shares of Common Stock were issued in December 1993 with net proceeds to the Fund of approximately $21.3 million. All of the net proceeds from the exercise of the rights issued pursuant to the prior rights offerings have been invested in new securities in accordance with the Fund's investment objective.


    The Fund was organized as a corporation under the laws of Maryland on May 13, 1988 and has registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109. The Fund's investment adviser is Prospect Street(R) Investment Management Co., Inc. (the "Investment Adviser"), an investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. See "The Investment Adviser."

                                  THE OFFER

PURPOSE OF THE OFFER


    The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of available investment opportunities and increase the diversification of the Fund's portfolio while achieving other net benefits to the Fund. The Investment Adviser believes, as a result of recent events in the financial markets, that there are a number of attractive investment opportunities in the high-yield, high risk bond market. In addition, the investment adviser may under current market conditions invest the net proceeds of the Offer (as defined herein) in better quality high-yield, high risk securities in an effort to enhance the overall credit quality of the Fund's portfolio.

    In addition, the Board of Directors believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base and certain variable costs, such as the fees paid to the Investment Adviser pursuant to the Advisory Agreement (as defined herein), are reduced as the Fund's assets reach specific levels. However, it should be noted that the Board of Directors has recommended, subject to shareholder approval, an increase in fees payable to the Investment Adviser. See "The Investment Adviser -- Advisory Agreement." In addition, the issuance of additional shares may enhance the liquidity of the Fund's shares on the Exchange.

    The Board of Directors also considered the impact of the Offer on its current distribution policy to maintain, subject to market conditions, a relatively stable level of distributions. Based on information provided by the Investment Adviser on current market conditions in the bond markets and available leverage opportunities, the Board of Directors believes the Offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future, while achieving other net benefits to the Fund. There can be no assurance the Fund will maintain its current dividend policy or its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's dividend policy and level of dividends per share at any time. For a further discussion of the anticipated impact of the Offer on the Fund's dividends, please refer to "Risk Factors and Special Considerations -- Dividends and Distributions."

    The Board of Directors has also considered the impact of the Offer on the Fund's net asset value per share. The Subscription Price per share for the offer is $8.70. The Subscription Price per share represents a premium of 6.36% to the Fund's net asset value per share as of January 22, 1999. Assuming that all rights are exercised and there is no change in the Fund's net asset value per share, the Offer (after expenses) should result in an increase to the Fund's net asset value per share. If, however, the Fund's net asset value per share increases to a level at or above the Subscription Price per share, the Offer (after expenses) would result in dilution, which could be substantial, to the Fund's net asset value per share.

    In determining that the Offer was in the best interests of the Fund and its shareholders, the Board of Directors retained PaineWebber Incorporated and Gruntal & Co. LLC (collectively, the "Dealer Managers") to provide the Fund with financial advisory and marketing services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if the Offer is undersubscribed and the experience of the Dealer Managers in conducting rights offerings.


    The Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average weekly managed assets of the Fund.

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER


    The Fund is issuing to its shareholders of record ("Record Date Shareholders"), as of the close of business on January 26, 1999 (the "Record Date"), transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 6,630,663 shares (the "Shares") of the Fund's Common Stock (the "Offer"). Each such Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1-for-3) (the "Primary Subscription"). Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription.


    The Rights are transferable among Record Date Shareholders and non-Record Date Shareholders. Holders of Rights who are not Record Date Shareholders ("Rights Holders") may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege described below. Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription and Record Date Shareholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."


    Rights may be exercised at any time during the subscription period (the "Subscription Period"), which commences on January 26, 1999 and ends at 5:00 P.M., New York City time, on February 19, 1999, unless extended by the Fund (the "Expiration Date"). The Rights are evidenced by Subscription Certificates ("Subscription Certificates") that will be mailed to Record Date Shareholders, except as discussed below under "Foreign Shareholders."


    Shares not subscribed for in the Primary Subscription will be offered, by means of the over-subscription privilege (the "Over-Subscription Privilege"), to those Record Date Shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights (other than those Rights which cannot be exercised because they represent the right to acquire less than one share). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.


    The first regular monthly dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of the Shares. It is the Fund's present policy to pay dividends on the last Business Day (as defined below) of each month to shareholders of record ten days prior to the payment date. Assuming the Subscription Period is not extended, it is expected that the first dividend received by shareholders acquiring Shares in the Offer will be paid on the last Business Day of March 1999. "Business Day" means a day on which the Exchange is open for trading and which is not a Saturday or Sunday or a holiday, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriots Day, Memorial Day, Bunker Hill Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day or any other day on which banks in New York City or Boston are authorized or obligated by law or executive order to close.


    There is no minimum number of Rights which must be exercised in order for the Offer to close.

OVER-SUBSCRIPTION PRIVILEGE
    Shares not subscribed for by Record Date Shareholders or Rights Holders (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Shareholders over-subscription requests will be honored in full. If Record Date Shareholder requests for Shares pursuant to the over-subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Shareholders.

    Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

    The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

    The subscription price for the Shares to be issued pursuant to the Offer will be $8.70 (the "Subscription Price").

    The Fund announced the Offer after the close of trading on the Exchange on December 18, 1998. The net asset value per share of Common Stock at the close of business on December 18, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on January 22, 1999 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $8.30 and $8.18, respectively, and the last reported sales price of a share of the Fund's Common Stock on the Exchange on those dates was $10.56 and $9.75, respectively.


EXPIRATION OF THE OFFER

    The Offer will expire at 5:00 P.M., New York City time, on February 19, 1999, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 A.M., New York City time, on the next Business Day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.


SUBSCRIPTION AGENT
    The subscription agent is State Street Bank and Trust Company (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $30,000 which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the Common Stock. Questions regarding the Subscription Certificates should be directed to State Street Bank and Trust Company, 150 Royall Street, Canton, Massachusetts 02021 U.S.A. (800) 426-5523 (toll free); shareholders may also consult their brokers or nominees.


    Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Shareholders) to State Street Bank and Trust Company by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (781) 794-6352 to be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (781) 794-6388. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., New York City time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.


(1) BY FIRST CLASS MAIL:
    State Street Bank and Trust Company
    Corporate Reorganization
    P.O. Box 9061
    Boston, Massachusetts 02205-8686
    U.S.A.


(2) BY OVERNIGHT COURIER:
    State Street Bank and Trust Company
    Corporate Reorganization
    40 Campanelli Drive
    Braintree, Massachusetts 02184
    U.S.A.

(3) BY HAND:
    Securities Transfer and Reporting Services Inc.
    c/o Boston EquiServe
    100 William St. Galleria
    New York, New York 10038
    U.S.A.


DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.


METHOD FOR EXERCISING RIGHTS
    Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Shareholders or, if a shareholder's shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on February 24, 1999, the third Business day after the Expiration Date. A fee may be charged for this service. Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").


    Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option to exercise their Rights as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.

    Shareholders Whose Shares Are Held by a Nominee. Shareholders whose shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

    Nominees. Nominees who hold shares of Common Stock for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."

INFORMATION AGENT
    Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:


                        Corporate Investor Communications, Inc.
                        111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                        Toll Free: (888) 266-2038


    Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $36,000 which includes reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES
    Shareholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:


        (1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent based on the Subscription Price of $8.70 per share. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 P.M., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO PROSPECT STREET HIGH INCOME PORTFOLIO INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

        (2) Alternatively, an Exercising Rights Holder may acquire shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 P.M., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telescope) or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program guaranteeing delivery of (i) payment of the Subscription Price of $8.70 per share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on February 24, 1999, the third Business Day after the Expiration Date.


    On a date within eight Business Days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing
(i) the number of Shares purchased pursuant to the Primary Subscription and
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Shareholders). All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to PROSPECT STREET HIGH INCOME PORTFOLIO INC.

    The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.


    WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE (FOR RECORD DATE SHAREHOLDERS) DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE EXPIRATION DATE OR THE DATE GUARANTEED PAYMENTS ARE DUE UNDER A NOTICE OF GUARANTEED DELIVERY, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING
ACTIONS: (i) FIND OTHER RECORD DATE SHAREHOLDERS FOR SUCH SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.


    THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

    EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."


SALE OF RIGHTS
    The Rights are transferable until the Expiration Date. The Rights will be listed on the Exchange, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the Exchange is expected to be conducted on a when issued basis from January 27, 1999 until and including January 29, 1999 and thereafter are expected to trade on a regular way basis until and including February 18, 1999, the last Business Day prior to the Expiration Date. Exercising Rights Holders are encouraged to contact their broker, bank or financial adviser for more information about trading of the rights.

    Sales Through Subscription Agent and Dealer Managers. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Managers. Subscription Certificates representing the Rights to be sold by or to the Dealer Managers must be received by the Subscription Agent on or before February 17, 1999 (or if the Offer is extended, until two Business Days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will request the Dealer Managers either to purchase or to use their best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the Record Date Shareholders. Any commissions on sales of Rights will be paid by the selling Record Date Shareholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Managers on the day such Rights are sold. The sale price of any Rights sold to the Dealer Managers will be based upon the then current market price for the Rights, less amounts comparable to the usual and customary brokerage fees. The Dealer Managers will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Managers will purchase or be able to complete the sale of any such Rights and neither the Fund nor the Dealer Managers has guaranteed any minimum sales price for the Rights.


    Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatever. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

    Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and
(iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Managers shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

    Except for the fees charged by the Subscription Agent and Dealer Managers (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Managers.


    The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"). Rights exercised through DTC are referred to as "DTC Exercised Rights". Record Date Shareholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Exercise Form or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.


DISTRIBUTION ARRANGEMENTS
    PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, and Gruntal & Co. LLC, One Liberty Plaza, New York, New York, each of whom is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Managers for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof (the "Dealer Manager Agreement"), the Dealer Managers will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer.


    The Dealer Managers will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Managers ("Selling Group Members") solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their soliciting efforts. In addition, the Dealer Managers will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of Common Stock held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Managers.

    In addition, the Fund may reimburse the Dealer Managers up to an aggregate of $100,000 for their reasonable expenses incurred in connection with the Offer. The Fund has agreed to indemnify the Dealer Managers or contribute to losses arising out of certain liabilities including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Dealer Manager Agreement also provides that the Dealer Managers will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Managers or reckless disregard by the Dealer Managers of their obligations and duties under such Agreement.


    Prior to the expiration of the Offer, the Dealer Managers may independently offer for sale shares of common stock, including Shares acquired through purchasing and exercising the rights, at prices they set. The Dealer Managers may realize profits or losses independent of any fees described in this Prospectus.

    The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the Shares and Common Stock issued in reinvestment of dividends or distributions or other limited circumstances.

DELIVERY OF SHARE CERTIFICATES
    Certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.


FOREIGN RESTRICTIONS
    Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States). Foreign Record Date Shareholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 P.M., New York City time on February 16, 1999, three business days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Managers who will either purchase the rights or use their best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Managers will be remitted to Foreign Record Date Shareholders.


FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER
    The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

        1. The distribution of Rights to Record Date Shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights. No loss will be realized if the Rights expire without exercise.

        2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued, and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

        3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock with regard to which the Right is issued. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

        4. If a Right is sold, gain or loss will be realized by the holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

        5. A Record Date Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Shareholder's basis in the Right, if any, and the Subscription Price per Share. A Record Date Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss if the Share was held at the time of sale as a capital asset and will be long-term capital gain or loss if the Share is held for more than one year. See "Federal Taxation -- Federal Income Tax Treatment of Holders of Common Stock" for a summary of the capital gains rates applicable to capital gains or losses recognized upon the sale of Shares.

    The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and Treasury regulations presently in effect that are generally applicable to Record Date Shareholders that are United States persons within the meaning of the Internal Revenue Code, and does not cover foreign, state or local taxes. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisers regarding specific questions as to foreign, federal, state or local taxes. See "Federal Taxation."

NOTICE OF NET ASSET VALUE DECLINE
    The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Exercising Rights Holders to cancel their exercise of Rights.

EMPLOYEE PLAN CONSIDERATIONS
    Shareholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Internal Revenue Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

    Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Internal Revenue Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Internal Revenue Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisors regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code.


IMPORTANT DATES TO REMEMBER
EVENT                                                            DATE
-----                                                            ----

Record Date ...........................................     January 26, 1999
Subscription Period ...................................   January 26, 1999 to
                                                           February 19, 1999*
Expiration Date .......................................    February 19, 1999*
Subscription Certificates and Payment for Shares Due+ .    February 19, 1999*
Notice of Guaranteed Delivery Due+ ....................    February 19, 1999*
Payment for Guarantees of Delivery Due ................    February 24, 1999*
Confirmation Mailed to Participants ...................        March 3, 1999*
------------
 *Unless the Offer is extended.
**Shares of Common Stock of the Fund are expected to trade on the Exchange with due bills attached from January 22, 1999 through January 27, 1999. You are encouraged to contact your broker, bank or financial adviser about your ability to participate in the Offer if you anticipate purchase or sale activity during such period.
 +A shareholder exercising Rights must deliver either (i) a Subscription
  Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by February 19, 1999, unless the Offer is extended.


                               USE OF PROCEEDS


    If all the Rights are exercised in full at the Subscription Price of $8.70 per Share, the net proceeds of the Offer to the Fund assuming all 6,630,663 shares offered hereby are sold are estimated to be approximately $55,048,514, after deducting offering expenses payable by the Fund estimated at approximately $475,000. The Investment Adviser anticipates that the Fund will take up to thirty days from its receipt of the net proceeds of the Offer to invest or otherwise employ such proceeds (for example, to reduce leverage), but in no event will any such use take longer than six months. Pending the use of the proceeds of the Offer, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality, short-term money market instruments. While the proceeds are invested in U.S. Government securities and other high-quality, short-term money market instruments, the proceeds will not be invested in securities consistent with the Fund's objective of high current income.


                     INVESTMENT POLICIES AND LIMITATIONS

    The investment objective of the Fund is to provide high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as "junk bonds").

    The Fund seeks to achieve its objective of preserving shareholders' capital through a careful selection process for the Fund's high-yield, high risk investments which focuses on each issuer's financial condition and projected ability to service its debt obligations, portfolio diversification which is intended to minimize the impact of individual issuer defaults and adverse economic conditions affecting particular issuers and industry segments, and close monitoring of portfolio investments and economic developments in order to reposition the Fund's portfolio in anticipation of negative developments which the Investment Adviser believes are likely to occur. Given the high risk nature and price volatility of the Fund's investments as well as the Fund's leverage, however, it may be extremely difficult to achieve this objective on a consistent basis in the future. In the severe adverse interest rate and economic environment of 1989 and 1990, the Fund suffered a substantial decline in its net asset value as a result of these factors and thus failed to achieve this objective during that period.


    During the sharp high-yield market decline of 1989 and 1990, the Fund's leverage contributed to a sharp decline in the net asset value of the Common Stock. In order to remain in compliance with the 200% asset coverage ratio required by the 1940 Act, the Fund was required to repurchase $45.0 million of the $50.0 million of previously outstanding Senior Extendible Notes. Also, to maintain compliance with the Fund's Surety Investment Guidelines, the Fund was required to sell high-yield assets. The selling of high-yield assets below their original cost and the retirement of $45.0 million of the Fund's Senior Extendible Notes resulted in a reduction of the Fund's total assets and caused the Fund to realize substantial capital losses. The investment guidelines then imposed on the Fund and the asset coverage ratio requirements combined to delay the Fund's reinvestment of cash into high-yield securities as the market improved. The Fund's use of leverage is currently benefitting the holders of Common Stock as the current average cost of funds (pursuant to the terms of the loans under the Credit Agreement) was approximately 6.3% as of December 31, 1998 while the high-yield market is currently offering interest income at annualized rates of approximately 10.5% to 12.0%. There is no assurance that the Fund's investment objective will be attained in the future.


    The Fund's investment objective is a fundamental policy. Pursuant to the 1940 Act, fundamental policies may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and a majority of any outstanding shares of preferred stock, voting as separate classes, which, for purposes of the 1940 Act, means for each class the lesser of (a) more than 50% of the outstanding shares of such class or (b) 67% or more of the shares of such class present or represented at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Accordingly, no change in the Fund's investment objective could occur without the affirmative vote of both classes of stock.

INVESTMENT STRATEGY
    It is the Fund's policy that under normal market conditions, at least 65% of its total assets will be invested in high-yield securities rated in the lower categories by recognized rating agencies or nonrated fixed-income securities deemed by the Investment Adviser to be of comparable quality, although the Fund has invested and currently intends to continue to invest a substantially higher percentage of its assets in such securities to the extent permitted by market conditions. The Fund's portfolio investments have consisted and will continue to consist principally of fixed-income securities rated "BB"/"Ba" or lower by the Rating Agencies. The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed-income securities rated higher than "BB"/"Ba," although the percentage invested in such securities may increase under other than normal market conditions, as discussed below.


    The credit ratings of all bonds held by the Fund at October 31, 1998 are set forth below. This information reflects the composition of the Fund's assets at October 31, 1998 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.


                                                              RATED BY MOODY'S
AAA ..........................................................      0.01%
Ba ...........................................................      0.45%
B ............................................................     43.78%
Caa ..........................................................     23.79%
NR ...........................................................     22.27%
    Total ....................................................     90.30%

    High-yield bonds, the generic name for corporate bonds rated between "BB"/ "Ba" and "C"/"C" by the Rating Agencies, are frequently issued by corporations in the growth stage of their development. Bonds which are rated "BB"/"Ba," "B"/"B," "CCC"/"Caa," "CC"/"Ca" and "C"/"C" are regarded by the Rating Agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of the Rating Agencies, is provided in Appendix A. High-yield securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

    Securities acquired by the Fund may include preferred stocks (including convertible preferred stocks) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income debt securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock or warrants to purchase common stock or other equity securities as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies.

    The Fund may invest up to 30% of its total assets in securities that are not readily marketable. However, a security that may be restricted as to resale under federal securities laws or otherwise, will not be subject to the such non-fundamental restriction to the extent the Investment Adviser determines that such securities are, at the time of acquisition, readily marketable. Such securities may include for example, certain securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Fund currently analyzes, in accordance with certain SEC guidelines, Rule 144A securities to determine whether they are readily marketable prior to acquiring such securities and on an ongoing basis while in the Fund's portfolio. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Investing in Rule 144A securities could have the effect of increasing the illiquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

    The Fund may also be permitted to invest up to 20% of its total assets in zero coupon securities. Zero coupon securities pay no cash income but are purchased at a deep discount from their value at maturity. When held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value. For a discussion of certain tax consequences resulting from the inclusion of zero coupon securities in the Fund's portfolio, see "Federal Taxation--Federal Income Tax Treatment of the Fund."

    Notwithstanding the foregoing, if market conditions threaten to erode the value of the Fund's assets, the Fund may adopt a temporary defensive investment strategy and invest without limitation in high-grade money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, and also in fixed-income securities rated higher than "BB"/"Ba" by the Rating Agencies.
In addition, under such market conditions, the Fund may invest in unrated commercial paper which it deems to have risk characteristics comparable to such instruments. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

    The Fund may also invest in fixed-income securities rated higher than "BB"/"Ba" by the Rating Agencies or nonrated fixed-income securities deemed by the Investment Adviser to be of comparable quality when the difference in yields between quality classifications is relatively narrow. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues. Accordingly, the inclusion of such instruments in the Fund's portfolio may have the effect of reducing the yield on the Common Stock.


    The achievement of the Fund's objective depends upon the Investment Adviser's analytical and portfolio management skills. There is no assurance that this objective will be attained in the future. All nonfundamental investment policies of the Fund may be changed by the Board of Directors of the Fund without shareholder approval.

PORTFOLIO MATURITY AND TURNOVER
    The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Investment Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of December 31, 1998, the weighted average maturity of the Fund's portfolio holdings was 6.3 years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 15 years.


    The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.


    In light of the Fund's investment objective and policies, the Fund's portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1996, 1997 and 1998 were 108.33%, 176.04% and 156.48%, respectively.


CERTAIN INVESTMENT STRATEGIES
    The Investment Adviser reserves the right to employ the strategies described below in order to help achieve the Fund's investment objective. Such strategies include the lending of portfolio securities, the short sale of securities and the use of futures contracts and options thereon, reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities not longer than one day). Unless so stated below, there are no limits to the Fund's use of these investment strategies. The Fund's Board of Directors has adopted an operating policy under which the Fund will not subject more than 5% of its net assets to investment techniques such as options, futures contracts and related options, foreign currency transactions, interest rate transactions, and similar techniques such as hedging or investment techniques.

    Securities Loans. The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

    When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The Fund will invest in when issued and delayed delivery securities in order to lock in a favorable rate of return. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, cash or United States government or other high quality debt securities from its portfolio, marked to market daily and having value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation. The Fund is dependent on the other party to successfully complete when-issued and delayed delivery transactions. If such other party fails to complete its portion of the transaction, the Fund will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.

    Repurchase Agreements. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will invest in repurchase obligations to assist in the management of its portfolio and also to obtain additional revenue and thereby maximize shareholders' value. It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Investment Adviser will also evaluate the creditworthiness of the repurchase agreement sellers with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

    Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity in its portfolios. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that if securities are sold by the Fund under a reverse repurchase agreement, the Fund will maintain in a segregated account of the Fund established with the Custodian (as defined herein), cash or United States government or other high quality debt securities from its portfolio, marked to market daily and having a value equal to the proceeds received on any sale subject to repurchase plus interest. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described below under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements and will enter into such agreements only so long as it is not in violation of Section 18 of the 1940 Act.

    Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging foreign currencies for payments in U.S. dollars and nonnegotiated brokerage commissions in foreign countries may reduce the yield on foreign securities. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain a judgment against the foreign issuer in the United States or abroad. The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts to hedge against possible fluctuations in exchange rates that may affect the yield of the Fund when the foreign currencies are converted in payment in U.S. dollars. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund will use currency transactions only for hedging and not speculation. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency.

    The Fund may not use position hedging with respect to a particular currency to an extent greater than the aggregate market value (at the time of entering into the position hedge) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or U.S. Government securities or other high grade liquid debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the forward contract.

    Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. The extent to which the Fund may enter into transactions involving call options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

    Futures Contracts and Related Options. The Investment Adviser does not currently intend that the Fund will trade in futures contracts or related options and has no experience in doing so. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. However, employing this technique effectively requires skills that are different from those required to select portfolio securities and the Investment Adviser has no experience in using this technique.

    Under the regulations of the U.S. Commodity Futures Trading Commission ("CFTC"), the Fund will not be considered a "commodity pool," as defined under such regulations, as a result of entering into transactions in futures contracts and options on futures contracts, provided, among other things, that: (1) such transactions are entered into solely for bona fide hedging purposes, as defined under CFTC regulations; or (2) the aggregate initial margin and premiums for any other such transactions entered into does not exceed 5% of the Fund's total assets (after taking into account any unrealized profits and losses). The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

    Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such devices. In particular, the Fund's positions in options and financial futures may be entered and closed out only on a federally licensed exchange which provides a market therefor, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Investment Adviser will not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on the Fund's ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. The Fund's ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund's holdings correlate with price movements of the hedging instruments. Inasmuch as the Fund's options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used.


    Additional Leverage. The Fund has reserved the right to borrow money to the extent such borrowing would not result in a violation of the Credit Agreement covenants, the 1940 Act Asset Coverage (as defined under "Description of Credit Agreement -- Asset Maintenance") and would not otherwise violate Section 18 of the 1940 Act. The Fund may borrow to the extent then permitted by the 1940 Act through the public or private issuance of debt securities and/or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. In addition, the Fund may borrow up to 5% of its total assets for temporary purposes. To the extent permitted by the 1940 Act, the Fund may also borrow additional amounts as it repays its loans under the Credit Agreement.


INVESTMENT RESTRICTIONS
    The following restrictions are fundamental policies. All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The Fund may not:

        1. Borrow money (through reverse repurchase agreements or otherwise) or issue any senior securities (as defined in the 1940 Act) except as permitted by the 1940 Act.

        2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

        3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

        4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

        5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

        6. Purchase or sell real estate, although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

        7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options as provided herein.

        8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

        9. Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and directors of the Investment Adviser who beneficially own more than 0.50% of the securities of that issuer together own more than 5% of such issuer.

        10. With respect to 75% of the value of the Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

        11. With respect to 75% of the value of the Fund's total assets, acquire more than 10% of the outstanding voting securities of any issuer.

        12. Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

        13. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

        14. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

        15. Make investments for the purpose of exercising control or management over the issuer of any security.

        16. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write call options and invest in futures contracts and related options as provided in "Investment Policies and Limitations--Certain Investment Strategies--Options" and "--Futures Contracts and Related Options."

    Although the provisions of restrictions 2 (with respect to futures contracts), 3 and 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not have any current intention of engaging in such practices. See "Investment Policies and Limitations--Certain Investment Strategies--Futures Contracts and Related Options."

    Because they are fundamental policies, the 1940 Act requires that the foregoing investment restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and a majority of outstanding shares of preferred stock voting as separate classes, which, for purposes of the 1940 Act, means for each class the lesser of (a) more than 50% of the total number of outstanding shares of such class or (b) 67% or more of the shares of such class present or represented at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.

                   RISK FACTORS AND SPECIAL CONSIDERATIONS

    An investment in the Fund is subject to a number of risks and special considerations, including the following:

DILUTION
    Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be subscribed.


    As of the date of this prospectus, the Subscription Price per share for the Offer is greater than the Fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock would increase as a result of the Offer by approximately $0.03 (or 0.37%). If the Fund's net asset value per share should increase to a point where the Subscription Price per share is at or below the Fund's net asset value per share at the Expiration Date, shareholders would experience an immediate dilution, which could be substantial, of the aggregate net asset value of their shares of common stock as a result of the Offer. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the net asset value per share will be at the expiration date or what proportion of the shares will be subscribed.

    For example, assuming that all Rights are exercised at the Subscription Price of $8.70 and the net asset value per share at the Expiration Date was $9.00, the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $0.17 per share (or 1.89%).

    With respect to the Fund's transferable rights offering completed in January 1998 (prior to the Fund's one-for-three reverse stock split), the Fund set the subscription price at $3.80 per share. The Fund's net asset value per share on December 19, 1997, the last trading date on which the Fund publicly reported its net asset value prior to the date of the prospectus for that rights offering, was $3.98. The net asset value per share of the Fund on January 30, 1998, the first trading date on which the Fund reported its net asset value after the expiration of that offer, was $3.90. The Fund issued 14,742,608 shares of common stock and received net proceeds of approximately $53.4 million from that rights offering. The net asset value per share on January 30, 1998 included the net proceeds from that rights offering. Based on the net asset value per share as of January 30, 1998, the offer resulted in dilution of the Fund's net asset value per share of approximately $.08 or 2.01%.

    The fact that the Rights are transferable may reduce the effects of any dilution as a result of the offer. You can transfer or sell your Rights. The cash received from the sale of rights is partial compensation for any possible dilution. The Fund cannot give any assurance that a market for the Rights will develop or the value, if any, that the Rights will have.


RISK OF LEVERAGE
    The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These risks include a higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. If the investment performance of the assets purchased with the proceeds of any leverage fails to cover the interest and dividends on such leverage, the value of the Common Stock may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of leverage.


    The effective interest rate on the loans made under the Credit Agreement as of December 31, 1998 is 6.3%. Based on the outstanding amount of leverage, the interest rate payable under the Credit Agreement and the Fund's total assets as of December 31, 1998, the annual return of the Fund's portfolio must equal at least 1.35% in order to cover the interest payments under the Credit Agreement.


    You, as holders of Common Stock, will bear any decline in the net asset value of the Fund's investments. As a result, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. This would likely be reflected in a greater decline in the market price for the Common Stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend and interest payments due in respect of any leverage, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Common Stock. In addition, a decline in the net asset value of the Fund's investments may affect the ability of the Fund to make dividend payments on its Common Stock and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

    The loans under the Credit Agreement and other forms of leverage may constitute a substantial lien and burden on the Common Stock by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In addition, the Fund may borrow up to 5% of its total assets for temporary purposes and, to the extent that the loans under the Credit Agreement are repaid or redeemed, may issue or incur additional senior securities or indebtedness.


    At the date hereof, the Fund intends, but is not committed, to add incremental leverage following the completion of the Offer. There can be no assurance that the Fund will be able to add leverage in the amounts or at the time it believes to be most advantageous. Inability to increase, or delays in increasing, the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings, distributions and net asset value. If such leverage is added, the percentage of the Fund's assets representing leverage is expected to be substantially the same as it was prior to this Offer. The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

    At the Annual Meeting of Stockholders held on March 10, 1998, the Fund's shareholders approved an amendment of the Fund's Amended and Restated Articles of Incorporation authorizing the creation of a new class of preferred stock, par value of $1.00 per share, that would be issuable from time to time by the Board of Directors in one or more series. As of the date hereof, there is no preferred stock outstanding. The shareholders also approved, at the Annual Meeting, an amendment to the Fund's fundamental investment restriction relating to borrowing and the issuance of senior securities, permitting the Fund to borrow and issue senior securities to the full extent permitted by the 1940 Act.


    The 1940 Act generally imposes a 300% "asset coverage" test for "senior securities representing indebtedness" and a 200% "asset coverage" test for "senior securities representing stock." The 1940 Act generally restricts distributions to holders of common stock and preferred stock while any senior security representing indebtedness is outstanding and restricts distributions to the holders of common stock while any senior security representing stock is outstanding, unless such coverage requirements are satisfied. Furthermore, the 1940 Act generally limits registered closed-end investment companies, such as the Fund, from issuing more than one class of senior securities representing indebtedness and more than one class of senior securities representing stock, subject to various exceptions.


    The following table illustrates the effect of leverage (using senior securities -- i.e., $45 million of loans outstanding under the Credit Agreement as of December 31, 1998) on the return of a holder of Common Stock, assuming a Fund portfolio of approximately $208 million (which amount corresponds to the total assets as of December 31, 1998), the annual returns set forth in such table and assuming an effective interest rate of 6.3% payable on the loans under the Credit Agreement (which assumed rate corresponds to the interest rate as of December 31, 1998 payable on the loans outstanding under the Credit Agreement):

---------------------------------------------------------------------------------------------------------------------
Assumed Return on Portfolio
  (Net of Expenses Except Interest) ...............      -10%           -5%            0%           5%            10%
Corresponding Return to Common Stockholder ........   -14.51%        -8.12%        -1.74%        4.64%         11.02%
---------------------------------------------------------------------------------------------------------------------


    The purpose of this table is to assist you in understanding the effects of leverage. The figures in the table are hypothetical and the actual returns to a holder of common stock may be greater or less than those appearing in the table.

DISCOUNT FROM NET ASSET VALUE
    Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium to net asset value. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade at, below or above net asset value.

    The risk of purchasing shares of a closed-end investment company that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

HIGH-YIELD INVESTMENTS
    The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, high-yielding, lower quality, fixed-income securities. Consistent with a long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

    Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield, high risk securities and thus in the Fund's net asset value. The Rating Agencies generally regards these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

    The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high-yield, high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value.

    The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

    Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions, including rising interest rates.

    Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the higher cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's net asset value. If an issuer of a high-yield, high risk security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders.

    The market for high-yield, high risk securities has expanded rapidly in recent years and is relatively new. This expanded market has not yet completely weathered an economic downturn. A further economic downturn or an increase in interest rates could have a negative effect on the high-yield, high risk securities market and on the market value of the high-yield, high risk securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

    During 1989 and 1990, the level of high-yield debt security defaults increased as many issuers were unable to obtain funds through financial intermediaries or the public high-yield market. The effect of these developments on the Fund was a substantial decline in the Fund's net asset value and a substantial reduction in the Fund's monthly dividend. Also, the forced liquidation of a substantial portion of the Fund's portfolio in order to repay the Senior Extendible Notes resulted in the realization of substantial capital losses, and this severely limited the ability of the Fund to return to its original net asset value as the high-yield market improved. The high-yield market decline reversed in the fourth quarter of 1990 and by midyear 1991, after reinvesting a substantial amount of its cash, the Fund's net asset value had improved substantially but to a level far less than the net asset value at the time the Fund commenced operations.


    The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield, high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Investment Adviser considers ratings of recognized rating services such as Moody's and S&P, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high-yield, high risk securities whose credit ratings have changed. As of December 31, 1998, approximately 93.92% of the market value of the Fund's total investments was represented by fixed-income securities regarded by the Rating Agencies as below investment grade (that is rated Ba or lower by Moody's or BB or lower by S&P).


    At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. The Fund also purchases a significant number of Rule 144A securities which are considered "restricted" securities but which may be treated as liquid by the Fund in appropriate circumstances, in accordance with SEC guidelines. The Investment Adviser, pursuant to the Board of Directors supervision, makes a determination regarding the liquidity of such securities prior to their purchase and continues to analyze the liquidity of such securities. Investing in Rule 144A securities, however, could have the effect of increasing the illiquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

DIVIDENDS AND DISTRIBUTIONS
    Subject to market conditions, the Fund seeks to provide holders of its Common Stock with a relatively stable level of dividends per share. However, the Fund cannot give any assurance that it will be able to maintain its current level of dividends per share. The Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments.

    To the extent that the Fund's portfolio investments generate income exceeding that which is required to pay any target level of dividends set by the Board of Directors, the Fund may decide to retain and accumulate that portion of the Fund's income which exceeds such dividend level and may pay applicable taxes thereon, including any federal income or excise taxes. Alternatively, to the extent that the Fund's current income is not sufficient to pay any target level of dividends set by the Board of Directors, the Fund may distribute to holders of its Common Stock all or a portion of any retained earnings or make a return of capital to maintain such target level. The Fund currently has accumulated undistributed net investment income upon which it has paid taxes.


    Based on information provided by the Investment Adviser on current market conditions in the high yield bond market and available leverage opportunities, the Board of Directors believes that the Offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future.


    The Fund will not be permitted to declare dividends or other distributions with respect to the Common Stock or any series of preferred shares or purchase shares of Common Stock or any series of preferred shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Further, the Fund will not be permitted to pay any dividends or other distributions with respect to the Common Stock or any series of preferred shares if a default or an event of default has occurred and is continuing under the Credit Agreement or if such payment of dividend or distribution would result in a default or an event of default under the Credit Agreement. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

    In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to immediately pay all loans (together with interest accrued thereon) outstanding under the Credit Agreement. Repayment of the loans under the Credit Agreement would reduce the Fund's leverage and could negatively affect potential returns with respect to the Common Stock.


YEAR 2000 PROCESSING ISSUE
    Many computer systems were designed using only two digits to signify the year (ie. 98 for 1998). On January 1, 2000, if these systems are not corrected, they may incorrectly interpret 00 as 1900 instead of 2000, leading to computer shutdowns and errors. To the extent these systems conduct forward-looking calculations, the computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner. The Investment Adviser does not anticipate that the Year 2000 processing issue will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Investment Adviser has sought assurances from the other Fund service providers that they are taking the steps necessary to deal with the problems associated with computer processing of the year 2000. The cost of any systems remediation by persons other than the Fund or the Investment Adviser will not be borne by the Fund. However, no assurance can be given that the actions taken by the Investment Adviser or the Fund's other service providers will be sufficient to avoid any adverse effect on the Fund.


    Given the above-described investment risks inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.


                            DIRECTORS AND OFFICERS


    The Directors and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.

                                             POSITIONS HELD                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                             WITH REGISTRANT           AGE             DURING PAST 5 YEARS
----------------                             ---------------           ---             -------------------
Richard E. Omohundro, Jr.*(3) ........  President and Director         58     President or Co-President of Prospect
Prospect Street Investment                                                      Street Investment Management Co.,
  Management Co., Inc.                                                          Inc. since June 1988.
60 State Street
Boston, MA 02109

John A. Frabotta*(2) .................  Vice President, Treasurer,     56     Vice President of Prospect Street
Prospect Street Investment                Director and Chief                    Investment Management Co., Inc.
  Management Co., Inc.                    Investment Officer                    since June 1988. Director of
60 State Street                                                                 BondNet Trading Systems, Inc.
Boston, MA 02109


John S. Albanese(1)(2) ...............            Director               47      Senior Counsel to Washington
8955 Mountain Ash Court                                                            Headquarters Services (a Department
Springfield, VA 22153                                                              of Defense Agency) since June 1992.
                                                                                   Lieutenant Colonel of the United
                                                                                   States Army, serving on active duty
                                                                                   from 1977 to 1992 in several legal
                                                                                   positions.


C. William Carey(1)(3) ...............            Director               61      President, Carey Associates, Inc.
Carey Associates, Inc.                                                             since January 1998. Chairman and
150 Federal Street                                                                 Chief Executive Officer of Town &
12th Floor                                                                         Country Corporation from 1965 until
Boston, MA 02110                                                                   December 1996.


Joseph G. Cote*(3) ...................            Director               56      Shareholder of Prospect Street
19 Mallard Lane                                                                    Investment Management Co., Inc.
Lloyd Neck, NY 11743                                                               from 1989 to present, Co-President
                                                                                   of Prospect Street Investment
                                                                                   Management Co., Inc. from August
                                                                                   1995 to February 1998 and from
                                                                                   February 1989 to November 1993.


Harlan D. Platt(1)(3) ................            Director               48      Professor of Finance and Insurance,
Northeastern University College                                                    Northeastern University, College of
  of Business Administration                                                       Business Administration, since
413 Hayden Hall                                                                    1981. Member of Board of Directors,
Boston, MA 02115                                                                   VSI Enterprise, Inc.

Christopher E. Roshier(3)(4) .........            Director               52      Corporate Finance Director of
120 Strawberry Vale                                                                European Capital Company Limited
Twickenham,                                                                        since 1990. Director of a number of
Middlesex TWI 4SH                                                                  other public and private companies
United Kingdom                                                                     in the United Kingdom.

Karen J. Thelen ......................           Secretary               46      Vice President of Prospect Street
Prospect Street Investment                                                         Investment Management Co., Inc.
  Management Co., Inc.                                                             since December 1992. Assistant Vice
60 State Street                                                                    President of Prospect Street
Boston, MA 02109                                                                   Investment Management Co., Inc.
                                                                                   from December 1988 to December
                                                                                   1992.

----------
*   Directors who are "interested persons" of the Fund, as defined in the 1940 Act.
(1) Directors who are members of the Audit Committee of the Fund's Board of Directors.

(2) Elected by holders of the Preferred Shares. The Preferred Shares were redeemed on May 14, 1998. Directors will be elected by holders of the Common Stock at the March 12, 1999 stockholders meeting.
(3) Elected by holders of the Common Stock and Preferred Shares voting together. The Preferred Shares were redeemed on May
    14, 1998. Directors will be elected by holders of the Common Stock at the March 12, 1999 stockholders meeting.

(4) Mr. Roshier is not a resident of the United States and has not authorized an agent to receive any notices. It may not be possible, therefore, for investors to effect service of process within the United States upon Mr. Roshier or to enforce against him, in the U.S. courts or foreign courts, judgments obtained in U.S. courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against Mr. Roshier predicated solely upon the U.S. securities laws.

    Pursuant to the Articles of Incorporation, holders of the Common Stock have voting rights of one vote per share. See "Description of Capital Stock-- Voting." Election of Directors is noncumulative; accordingly, holders of a majority of the voting power represented by the outstanding shares of Common Stock, voting together as a single class, may elect all of the Directors who are subject to election by such class. If and to the extent the Fund issues any shares of preferred stock, such shares will have such voting rights as may be established by the Board of Directors or as may otherwise be required by law.

    The Fund pays each Director not affiliated with the Investment Adviser a fee of $10,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per Directors' meeting attended by telephone, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of certain of the Fund's disinterested Directors, receive $1,000 for each Audit Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings. Directors of the Fund, other than directors who are affiliates of the Investment Adviser, earned for the fiscal year ended October 31, 1998 aggregate remuneration of $91,000.

    The following table summarizes the compensation paid to the Directors and Officers of the Fund for the fiscal year ended October 31, 1998. The Fund is not part of a fund complex.

                                                            PENSION OR
                                                            RETIREMENT
                                                            BENEFITS            ESTIMATED
NAME OF                                 AGGREGATE           ACCRUED AS          ANNUAL              TOTAL
DIRECTOR                                COMPENSATION        PART OF FUND        BENEFITS UPON       COMPENSATION
OR OFFICER                              FROM FUND           EXPENSES            RETIREMENT          FROM FUND
----------                              ---------           --------            ----------          ---------
John S. Albanese                        $23,000             none                none                $23,000
C. William Carey                        $23,000             none                none                $23,000
Joseph G. Cote                          none                none                none                none
John A. Frabotta                        none                none                none                none
Richard E. Omohundro, Jr.               none                none                none                none
Harlan D. Platt                         $24,000             none                none                $24,000
Christopher E. Roshier                  $21,000             none                none                $21,000

    The Articles of Incorporation, as amended, limit the personal liability of Directors and officers to the Fund and its shareholders for monetary damages to the fullest extent permitted by Maryland law. Based upon Maryland law and the Articles of Incorporation, as amended, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except
(a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its security holders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of their office.

    In addition, the Articles of Incorporation and bylaws provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act and the interpretation by the Staff of the SEC of such requirements. Under Maryland law and the Articles of Incorporation, as amended, the Fund is entitled and obligated to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is established that (1) the act or omission of the Director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, or (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding. If the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the Staff of the SEC, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal for insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a) (19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

    The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.


HOLDINGS OF COMMON STOCK
    As far as is known to the Fund, no person owned beneficially five percent or more of the outstanding shares of Common Stock of the Fund at December 31, 1998. DTC holds of record 90% of the outstanding shares of Common Stock at December 31, 1998. As far as is known to the Fund, no person other than DTC owned of record or beneficially, shares of the Fund representing more than five percent of the voting power of the Fund's outstanding shares. The Investment Adviser of the Fund beneficially owned 30,451 shares of Common Stock at December 31, 1998.

    As of December 31, 1998, all Directors and officers of the Fund, owned in the aggregate less than 1% of the Common Stock.


                            THE INVESTMENT ADVISER

THE INVESTMENT ADVISER
    The Investment Adviser is Prospect Street(R) Investment Management Co., Inc., a Massachusetts corporation having its principal offices at 60 State Street, Boston, Massachusetts 02109. Organized in June 1988, the Investment Adviser provides institutional clients with investment management services.

    Richard E. Omohundro, Jr., President of the Investment Adviser, served as a Vice President (1978 to 1983) and a Managing Director (1983 to 1988) of Merrill Lynch and was Co-Manager of the Merrill Lynch High-yield Bond Group from 1978 through 1987. During that period, the Group raised approximately $13.6 billion in new high-yield securities through 107 issues and provided one of the largest secondary trading markets for high-yield securities. In 1987, the Group raised approximately $5.8 billion in new offerings of high-yield securities and employed over 40 persons. Mr. Omohundro provides general advisory assistance to, analyzes certain policy considerations with, and consults on a regular basis with, the Fund's portfolio manager.

    John A. Frabotta, a Vice President of the Investment Adviser, assists Mr. Omohundro in carrying on the business of the Investment Adviser. Mr. Frabotta was a Vice President of Merrill Lynch from 1979 through June 1988, during which time he performed various research, structuring and marketing functions involving high-yield securities. Mr. Frabotta has served as the Fund's portfolio manager since September, 1990, responsible for the day-to-day management of the Fund's portfolio.

ADVISORY AGREEMENT
    The Investment Advisory Agreement between the Investment Adviser and the Fund (the "Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors of the Fund and compliance with the applicable provisions of the 1940 Act.

    The Investment Adviser is not dependent on any other party in providing the investment advisory services required for management of the Fund's portfolio. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Investment Adviser is also responsible for providing the Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors (although the expenses thereof will be borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

    Under the Advisory Agreement with the Fund, the Investment Adviser receives a monthly advisory fee equal to 0.65% (on an annual basis) of the average weekly value of the total assets of the Fund, less accrued and unpaid dividends on any outstanding shares of preferred stock and less accrued liabilities (excluding the principal amount of the Fund's "senior securities representing indebtedness" as defined in the 1940 Act, not to exceed $50 million, and excluding the liquidation preference of any outstanding shares of preferred stock or other senior securities) up to and including $175,000,000 of such managed assets, 0.55% on the next $50,000,000 of such managed assets and 0.50% of the excess of such managed assets over $225,000,000. For the fiscal years ended October 31, 1994, 1995, 1996, 1997 and 1998, the dollar value of total advisory fees earned by the Investment Adviser aggregated approximately $807,770, $874,812, $928,792, $1,146,665 and $1,582,842,
respectively. For a period of one year, the Investment Adviser waived its advisory fee with respect to the increase in the Fund's managed assets attributable to the exercise of rights in the rights offering by the Fund in June 1996.


    The Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average weekly managed assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer assuming all the Rights are exercised in full at the Subscription Price of $8.70 per Share, the Investment Adviser would receive additional annual advisory fees of approximately $282,000 as a result of the increase in assets under management over the Fund's current assets under management. Three of the Fund's Directors who voted to authorize the Offer are "interested persons" of the Fund as that term is defined in the 1940 Act. These three Directors could benefit indirectly from the Offer because of their affiliations with the Investment Adviser. The other Directors who voted to authorize the Offer are not "interested persons" of the Fund.


    The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and shareholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses. The Investment Adviser will reimburse the Fund for any expenses (excluding brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any year in excess of the most restrictive expense limitation which is imposed by any state and to which the Fund is then subject, if any. The Fund is not known to be subject to any state expense limitations. Under the Advisory Agreement, the Investment Adviser provides the Fund with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering certain of the other affairs of the Fund. The Investment Adviser compensates Directors of the Fund if such persons are employed by the Investment Adviser or its affiliates.

    The Advisory Agreement became effective on March 1, 1994 upon approval by shareholders at a meeting held on March 1, 1994 and replaced the advisory agreement in effect prior thereto. The Advisory Agreement as approved by the shareholders included an increase in the level of advisory fees from 0.50% (on an annual basis) of the Fund's annual net assets to the fees set forth above. The Advisory Agreement was initially effective for a two year period and will continue in effect from year to year thereafter if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities (as defined under "Investment Policies and Limitations"), voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. At a meeting held on December 10, 1997, the Board of Directors (including all Directors who are not "interested persons" of the Fund, as defined under the 1940 Act) unanimously approved the renewal of the Advisory Agreement for a one year term expiring on February 28, 1999. The Advisory Agreement terminates on its assignment by either party and may be terminated without penalty on not less than 30 nor more than 60 days' prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, voting as a single class.


    At the December 14, 1998 meeting of the Board of Directors, the Board approved the renewal of the Advisory Agreement for a one-year term expiring February 28, 2000 and the Board approved a new advisory agreement, subject to shareholder approval, which contains a two-year term and an increase in advisory fee and would supercede the existing advisory agreement if approved by shareholders. The Board proposed that the Fund pay the Investment Adviser a monthly advisory fee equal to 0.70% (on an annual basis) of the average weekly value of the total assets of the Fund, less accrued and unpaid dividends on any outstanding shares of preferred stock and less accrued liabilities (excluding the principal amount of the Fund's "senior securities representing indebtedness" as defined in the 1940 Act, not to exceed $75 million, and excluding the liquidation preference of any outstanding shares of preferred stock or other senior securities) up to and including $200,000,000 of such managed assets and an annual rate of 0.65% of the excess of such managed assets over $200,000,000. The Board has approved these changes to the Investment Adviser's fees and has recommended that the stockholders approve these changes at the March 12, 1999 stockholder's meeting. The Fund will distribute to stockholders a copy of the proxy statement addressing this proposed amendment to the Advisory Agreement when available.


    The Advisory Agreement provides that the Investment Adviser shall only be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Advisory Agreement.

                              PORTFOLIO TRADING

    The Investment Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    In placing orders for portfolio securities of the Fund, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Investment Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread of commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Investment Adviser will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Investment Adviser or the Investment Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Investment Adviser in connection with all of its investment activities and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Investment Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Investment Adviser and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.


    For the fiscal years ended October 31, 1995, 1996, 1997 and 1998, the Fund paid no brokerage commissions for the execution of portfolio transactions. The rate of portfolio turnover for the fiscal years ended October 31, 1995, 1996, 1997 and 1998 was 80.71%, 108.33%, 176.04% and 156.48%, respectively.


                       DETERMINATION OF NET ASSET VALUE


    Net asset value of the Common Stock will be determined no less frequently than the close of trading on the Exchange (generally 4:00 P.M. New York City time) on the last Business Day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the principal amount of the loans outstanding under the Credit Agreement and accrued and unpaid interest on such loans), by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


    Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

               SHARE REPURCHASES; CONVERSION TO OPEN-END STATUS

REPURCHASE OF SHARES
    Shares of closed-end investment companies frequently trade at a discount from net asset value. To address this possibility, the Board of Directors presently contemplates that the Fund may from time to time consider either the repurchase of shares of its Common Stock on the open market or the making of tender offers for such Common Stock. Since commencement of the Fund's operations, no such open market purchases or tender offers have been made. The Fund may borrow money to finance the repurchase of shares, subject to compliance with 1940 Act Asset Coverage, Section 18 of the 1940 Act and the other limitations described under "Investment Policies and Limitations-- Certain Investment Strategies--Additional Leverage." Shares of Common Stock may not be repurchased, however, (i) if applicable asset coverage requirements under the 1940 Act (i.e., 300% with respect to the loans under the Credit Agreement and 200% with respect to any shares of preferred stock that may hereafter be issued) are not met or would not be met following such repurchase, (ii) when payments of principal of or interest on the loans under the Credit Agreement are in default, (iii) when dividends on any outstanding shares of preferred stock that may be hereafter issued are in arrears or (iv) if otherwise prohibited by applicable law.

    There can be no assurance that repurchases or tenders will result in the Common Stock trading at a price which is equal to its net asset value. The Fund anticipates that the market price of the Common Stock will usually vary from net asset value. The market price of the Common Stock will be determined, among other things, by the relative demand for and supply of the Common Stock in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Common Stock may be the subject of repurchases or tender offers from time to time may enhance its attractiveness to investors and thus reduce the spread between market price and net asset value that may otherwise exist.

    Although the Board of Directors believes that Common Stock repurchases and tenders generally would have a favorable effect on the market price of the Common Stock, it should be recognized that the acquisition of Common Stock of the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, any interest on borrowings to finance Common Stock repurchase transactions will reduce the Fund's net income.

    Even if a tender offer has been made, it is the Board of Directors' announced policy, which may be changed by the Board of Directors, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the Exchange (the Exchange having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding publicly held Common Stock is less than $5.0 million, the number of publicly held shares of Common Stock falls below 600,000 or the number of round-lot holders falls below 1,200), (b) result in a violation of applicable asset coverage requirements, or (c) impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase Common Stock; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the Exchange or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares of Common Stock were repurchased. The Board of Directors may modify these conditions from time to time in light of experience and may determine to make a tender offer even if one of the above conditions exists. If a tender offer is made, such tender offer shall be made in accordance with the 1934 Act and the 1940 Act.


    Any tender offer made by the Fund will be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each offering document will also disclose the federal income tax consequences of the Fund's repurchase of shares pursuant to the tender offer. The Fund will purchase shares tendered by a shareholder at any time during the period of the tender offer in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in an amount not to exceed $25 payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This fee will be imposed upon each tendering shareholder whose tendered shares are purchased in the tender offer and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will be greater than the aggregate of all service charges received from those who tender their shares. Costs associated with the tender offer will be charged against capital of the Fund. During the period of a tender offer, the Fund's shareholders will be able to obtain the Fund's current net asset value by use of a toll-free telephone number.


CONVERSION TO OPEN-END STATUS
    The Fund's Board of Directors may elect to submit to the Fund's stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire the loans under the Credit Agreement and any outstanding shares of preferred stock, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high-yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred stock.

           DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

    It is the Fund's present policy, which may be changed by the Board of Directors, to pay dividends on a monthly basis to holders of Common Stock of investment company taxable income (but not including short-term capital gains or "net capital gains," defined as the excess of net long-term capital gains over net short-term capital losses), and to distribute any net short-term capital gains and net capital gains annually. Under present law, if the Fund were to retain ordinary income or net capital gains, taxes would be imposed with respect to those amounts. Subject to market conditions, the Fund seeks to provide holders of its Common Stock with a relatively stable level of dividends. However, there can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board of Directors of the Fund may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends in response to market or other conditions. See "Risk Factors and Special Considerations--Dividends and Distributions." See also "Federal Taxation" and "Description of Capital Stock--Dividends and Distributions" and "Description of Credit Agreement" for a discussion of certain possible restrictions on the Fund's ability to declare dividends on the Common Stock.

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Bank"), as agent under the Plan, unless a shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan, will be paid by check mailed directly to the record holder by the Bank, as dividend paying agent.

    The Bank will furnish each person who buys shares in the offering with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

    If the Directors of the Fund declare a dividend or capital gains distribution payable either in shares of Common Stock or in cash, as holders of Common Stock may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock valued at the lower of market price or net asset value. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the net asset value most recently determined as provided under "Determination of Net Asset Value," but in no event less than 95% of the market price. If the net asset value of the Common Stock at such time exceeds the market price of Common Stock at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Bank will, as agent for the participants, buy Common Stock in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Bank has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Bank may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund. The Bank will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

    The Bank maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Bank in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Bank's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Bank's open market purchases in connection with the reinvestment of dividends and capital gains distributions.

    The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid after written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or capital gains distribution. The Plan also may be amended or terminated by the Bank, with the Fund's prior written consent but, except when necessary or appropriate to comply with applicable law or the rules or policies of a regulatory body, only on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Bank at P.O. Box 8209, Boston, Massachusetts 02266.


                               FEDERAL TAXATION


    The following discussion offers only a brief outline of the federal income tax consequences of investing in the Common Stock and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes upon such an investment.


FEDERAL INCOME TAX TREATMENT OF THE FUND
    The Fund has elected and qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies (including but not limited to, gains from options, futures and forward contracts), and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

    As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Common Stock" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See "Risk Factors and Special Considerations -- Dividends and Distributions."

    If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction, subject to certain requirements) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. In addition, in the event the Fund fails to qualify for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

    If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or to any outstanding shares of preferred stock until the asset coverage is restored. See "Description of Capital Stock -- Dividends and Distributions." Such a suspension of distributions could prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.


    Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to prepay any outstanding loans under the Credit Agreement in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to prepay any outstanding loans under the Credit Agreement and the amounts to be repaid, if any, will be made in the sole discretion of the Fund. Furthermore, the Fund will be required to make mandatory prepayment of the loans under the Credit Agreement in the event failure to maintain 1940 Act Asset Coverage is not cured in a timely manner.

    Use of the Fund's cash to prepay any outstanding loans under the Credit Agreement may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. Depending on the size of the Fund's assets relative to its outstanding senior securities, prepayment of any outstanding loans under the Credit Agreement might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

    The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to the investors.


    Certain of the Fund's investments, including transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were disposed of at their fair market value at the close of the taxable year) which may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF COMMON STOCK
    For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's investment company taxable income to holders of Common Stock will be taxable as ordinary income. It is expected that dividends received by corporate shareholders will not be eligible for the dividends received deduction as the Fund's income is expected to come from sources other than dividends from domestic corporations. Distributions of net capital gains designated by the Fund as "capital gain dividends," if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. See the discussion below for a summary of the capital gains rates applicable to capital gain dividends. Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.


    Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.


    Any distribution by the Fund to a holder of Common Stock not made out of the Fund's current and accumulated earnings and profits will be treated as a return of capital to each holder of Common Stock, will reduce the basis of each share of Common Stock with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the share of Common Stock with respect to which it is distributed. Investors should carefully consider the tax implications of buying shares of Common Stock just prior to a distribution, as the price of shares purchased at such time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

    The Internal Revenue Service has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income based on the total distributions paid to each class for such year, including distributions out of net capital gain. Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, distributions of net capital gain will be allocated between holders of common stock and holders of preferred stock, if any, in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

    After the close of each taxable year, the Fund will identify for its holders of common stock and any preferred stock the portions of its distributions that are attributable to capital gains and to ordinary income.

    The Internal Revenue Code permits certain miscellaneous itemized deductions by individuals, including deductions of investment expenses only to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Internal Revenue Code treats such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the regulated investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. Such expenses will also be fully deductible by the Fund's corporate shareholders.

    If the Fund suffers a net taxable loss in any taxable year, the holders of Common Stock will not be permitted to utilize that loss on their federal income tax returns.

    A shareholder will realize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares will be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisors to determine how to allocate the cost of stock for basis purposes.

    The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are the same as ordinary income rates for capital assets held for one year or less and 20% for capital assets held for more than one year. Shareholders should consult their own tax advisors regarding the availability and effect of a certain tax election to mark-to-market shares of Common Stock held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

    In general, federal withholding taxes at a 30% rate (or a lower rate established by treaty) will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders. Accordingly, investment in the Fund is likely to be appropriate for such shareholders only if they can utilize a foreign tax credit or corresponding tax benefit in respect of such federal withholding taxes.


    In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the 35% tax paid by the Fund.

BACKUP WITHHOLDING
    The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions paid to shareholders who (i) fail to provide the Fund with their correct taxpayer identification number, (ii) fail to make required certifications or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


    The Internal Revenue Service has issued Treasury regulations, generally effective for payments made after December 31, 1999, concerning the withholding of tax and reporting for certain amounts paid to nonresident aliens and foreign corporations. Among other things, these Treasury regulations may require holders of Common Stock that are not United States persons within the meaning of the Internal Revenue Code to furnish new certification of their foreign status after December 31, 1999. Investors should consult their tax advisors concerning the applicability and effect of such Treasury regulations on an investment in Common Stock.

OTHER TAXATION
    Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in the Common Stock and any proposed tax law changes.


                         DESCRIPTION OF CAPITAL STOCK


GENERAL
    The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, $.03 par value and 1,000,000 shares of preferred stock, $1.00 par value. As of the date of this prospectus, 19,837,988 shares of Common Stock are outstanding.


    The shareholders of the Fund approved a one-for-three reverse stock split, which became effective on April 1, 1998. As a result of the reverse stock split, the number of authorized shares of Common Stock remained at 100,000,000 and the number of issued and outstanding Common Stock changed from 59,048,822 shares of Common Stock on March 31, 1998 to 19,711,875 shares of Common Stock on April 30, 1998.


    At the Annual Meeting of Shareholders held on March 11, 1998, the Fund's shareholders approved an amendment to the Fund's Amended and Restated Articles of Incorporation authorizing the creation of a new class of preferred stock, par value of $1.00 per share. Pursuant to the Fund's Amended and Restated Articles of Incorporation, the Board of Directors may issue up to 1,000,000 shares of preferred stock in one or more series having such terms as the Board of Directors may designate.

    Thus, the Board of Directors, without shareholder approval, has the authority under the Articles of Incorporation, as amended, to, and reserves the right to, issue any series of preferred stock and Common Stock, from time to time, and any such shares shall be deemed "preferred shares" and "Common Stock", respectively. As of the date of this prospectus, the Board has not authorized the issuance of any preferred shares. The preferred shares and the Common Stock issued are, or upon issuance will be, fully paid and nonassessable and will have no preemptive rights or conversion rights. As used herein, the term "holder of preferred shares" refers to a beneficial owner of preferred shares unless the context otherwise requires.


DIVIDENDS AND DISTRIBUTIONS
    Under the 1940 Act and the Articles of Incorporation, as amended, the Fund may not (i) declare dividends or other distributions on the Common Stock or preferred shares, or purchase or redeem any shares of Common Stock or preferred shares, if at the time thereof (and after giving effect thereto) asset coverage with respect to the Fund's senior securities representing indebtedness, including the loans under the Credit Agreement, would be less than 300% (or such higher percentage as may in the future be required by law). Further, the Fund may not declare dividends or other distributions on the Common stock or purchase or redeem any shares of Common Stock if, at the time of the declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities of a class which is stock, including any preferred shares, would be less than 200% (or such higher percentage as may in the future be required by law). Under the Credit Agreement, the declaration of dividends or other distributions on or the purchase or the redemption of preferred shares or Common Stock will be prohibited at any time payments of principal of or interest on the loans under the Credit Agreement are in default.


    Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the Preferred Shares, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less interest payments with respect to the loans under the Credit Agreement, the advisory fee, bank custodian and surety custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but does not include net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses), stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any net capital gains of the Fund will be distributed annually to the holders of the Common Stock as capital gain dividends, subject to the prior rights of the holders of the preferred shares, subject to the foregoing and any requirements of Maryland law.


VOTING
    Holders of shares of Common Stock have voting rights of one vote per share. Election of Directors is noncumulative; accordingly, holders of a majority of the voting power represented by the outstanding shares of Common Stock may elect all of the Directors who are subject to election by such class, as the case may be.

    The Common Stock votes separately as a class on amendments to the Articles of Incorporation, as amended, that would adversely affect their respective contractual rights as expressly set forth in the Articles of Incorporation, as amended. In addition to any other vote required by the Articles of Incorporation, as amended, or applicable law, (1) the Fund may not be voluntarily liquidated, dissolved or wound up, or merged into or consolidated with any other entity in a transaction in which it is not the successor entity, or converted to open-end status, and may not sell all or substantially all of its assets and may not engage in a statutory share exchange in which it is not the successor entity without the approval of at least a majority of the outstanding shares of Common Stock; (2) the adoption of any plan of reorganization adversely affecting the Common Stock shall require the approval of a majority of the outstanding shares of each such class so affected; and
(3) the approval of a majority (as defined under "Investment Objective and Policies") of the outstanding shares of Common Stock shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's sub-classification as a closed-end investment company, changes in its investment objective or changes in the investment restrictions described under "Investment Policies and Limitations--Investment Restrictions." The Common Stock will also vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time, and, to the extent required under the 1940 Act, action by the Fund's shareholders shall require a vote of a majority of the Fund's outstanding voting securities as defined under "Investment Policies and Limitations."


    The Fund is required by the rules of the Exchange to hold annual meetings of shareholders. The most recent annual meeting of shareholders was held on March 7, 1998. The next annual meeting of shareholders is scheduled for March 12, 1999.


                     DESCRIPTION OF THE CREDIT AGREEMENT

COMMITMENT/BORROWINGS
    The Fund entered into a credit agreement dated as of April 30, 1998 with BankBoston, N.A. ("BankBoston") providing for a $30 million revolving loan facility. On April 30, 1998, the Fund borrowed $30 million under the credit agreement to (1) refinance existing temporary indebtedness to BankBoston and
(2) redeem the Fund's outstanding 200 shares of taxable auction rate preferred stock, together with dividends accrued thereon through the date of redemption.


    On July 24, 1998, the Fund entered into an amended and restated credit agreement (the "Credit Agreement") with BankBoston and another lender (the "Lenders") that amended and restated the terms of the original credit agreement. Under the Credit Agreement, the Fund may borrow, repay and reborrow loans from the Lenders from time to time provided that the aggregate principal amount of all loans outstanding at any time shall not exceed the lesser of (x) the aggregate commitment amounts of the Lenders, which is $50 million (the "Commitment Amounts") or (y) the maximum amount (the "Maximum Amount") the Fund is permitted to borrow at such time under applicable laws and regulations, including the 1940 Act, the limitation on borrowing adopted by the Fund under its investment policies and objectives or elsewhere, and any agreements with federal, state, local or foreign governmental authorities or regulators.


    The obligations of the Lenders to make any loan at any time under the Credit Agreement are subject to the following conditions, among others: (i) all representations and warranties in the Credit Agreement are true and correct; (ii) no default or event of default shall have occurred and be continuing immediately before and after such borrowing; (iii) immediately after giving effect to such loan, the aggregate amount of loans outstanding under the Credit Agreement shall not exceed the lesser of (x) the Commitment Amounts or (y) the Maximum Amount; and (iv) the Senior Notes of the Fund payable December 1, 1998 and bearing interest at a fixed annual rate of 6.53% (the "Senior Notes") shall have been or will be with the proceeds of such borrowing, redeemed and repaid in full.

    Under the Credit Agreement, on July 24, 1998 the Fund borrowed $20 million and redeemed in full $20 million in principal amount of the outstanding Senior Notes, plus interest accrued through the date of redemption. The proceeds of any future borrowing by the Fund may only be used by the Fund for certain specific purposes as described below.


    On August 17, 1998, the Fund repaid $5 million in principal amount of the loans under the Credit Agreement plus accrued interest. On October 13, 1998, the Fund repaid an additional $5 million in principal amount of the loans. On December 9, 1998, the Fund borrowed $5 million in principal amount of loans under the Credit Agreement. On January 20, 1999, the Fund borrowed $5 million in principal amount of loans under the Credit Agreement. As of the date hereof, loans aggregating $50 million in principal amount were outstanding under the Credit Agreement.


USE OF PROCEEDS
    The proceeds of the loans made under the Credit Agreement to the Fund may only be used by the Fund to (i) redeem and cancel all of the Senior Notes (which occurred on July 24, 1998) and (ii) finance the purchase of securities for the Fund's portfolio.

MATURITY
    The commitment under the Credit Agreement will expire on April 30, 2001, although it may be extended once by 364 days, upon the Fund giving 90 days written notice prior to the expiration date of the commitment to each Lender requesting such extension. All outstanding amounts under the Credit Agreement must be repaid on or prior to the expiration date if there is no extension. If the commitment is not extended, it shall expire on the expiration date.

    The Fund has the right at any time and from time to time prior to expiration of the commitment to reduce the unborrowed portion of the aggregate Commitment Amounts of the Lenders by $1,000,000 or an integral multiple of $1,000,000 or to terminate entirely each Lender's commitment. The Fund may reduce or terminate Lender commitments at any time by giving seven business days prior written notice.

INTEREST
    Advances under the Credit Agreement will bear interest, at the Fund's option, at either: (i) London Interbank Offered Rate ("LIBOR") for interest periods of one, two, three, six or nine months plus 0.55% per annum (loans bearing such interest rate are referred to as the "LIBOR Rate Loans") or (ii) the higher of (x) the annual rate of interest announced from time to time by Bank Boston, N.A., as its "base rate" and (y) the "Federal Funds Effective Rate" plus 0.50% per annum (loans bearing such interest rate are referred to as the "Base Rate Loans").

    Interest on Base Rate Loans will be payable monthly. Interest on LIBOR Rate Loans will be payable on the last day of each interest period applicable thereto and, in each case of an interest period of two, three, six or nine months, on the one month anniversary of the first day of such interest period.

    Unused portion of the Commitment Amounts will be subject to commitment fees of 0.09% per year.

COVENANTS
    The Credit Agreement contains a variety of negative and affirmative covenants. Such covenants in the Credit Agreement include: (i) a requirement that the Fund limit its total liabilities such that its total liabilities do not exceed 25% of its total assets; (ii) a limitation on indebtedness of the Fund other than certain permitted indebtedness; (iii) a limitation on making distributions or paying dividends to shareholders if a default or an event of default shall have occurred and is continuing or will result from such distributions; (iv) limitations on creating any liens on the assets of the Fund other than liens for taxes, assessments or governmental charges, liens under the Note Purchase Agreement, as in effect at such time and encumbrances created in connection with Fund's investments provided that such encumbered assets do not exceed 5% of the total assets of the Fund; (v) a limitation on the ability of the Fund to effect any amendment to the Note Purchase Agreement and related documents without prior written consent of certain Lenders who hold either at least 51% of the principal amount of loans outstanding under the Credit Agreement or if no loan is outstanding, at least 51% of the aggregate Commitment Amounts (the "Required Lenders"); (vi) a requirement to maintain existence; (vii) a requirement to comply with applicable laws; (viii) a requirement to maintain records; (ix) a requirement to permit access to properties and permit inspections and (x) requirements to deliver certain financial statements and other information.

EVENTS OF DEFAULT
    The following are "Events of Default" under the Credit Agreement: (i) failure of the Fund to pay any principal when due, or failure of the Fund to pay any interest, any fees or any other amount payable under the Credit Agreement within five days of their due date; (ii) failure by the Fund to comply with various covenants contained in Article V of the Credit Agreement;
(iii) failure by the Fund in performance of any other covenant or agreement (other than those covered by (i) and (ii) above) contained in the Credit Agreement and other related documents which has continued for ten business days (as such term is defined in the Credit Agreement); (iv) any representation, warranty, certification made by the Fund in the Credit Agreement or any other related document shall prove to be incorrect in any material respect; (v) failure by the Fund to make any payment in respect of indebtedness aggregating more than $500,000 after expiration of applicable grace period; (vi) any event or condition shall occur that results in the acceleration of the maturity of the indebtedness of the Fund exceeding $500,000 in aggregate principal amount; (vii) certain events involving bankruptcy, insolvency or reorganization of the Fund; (viii) a judgment or order for the payment of money in excess of $500,000 shall be rendered against the Fund and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days; (ix) the investment advisory agreement which is in effect on the effective date of the Credit Agreement shall terminate or the Investment Advisor shall cease to be the investment advisor of the Fund and
(x) the custodian of the Fund, as existing on the effective date of the Credit Agreement, shall cease to be the custodian of the Fund.

    If an Event of Default specified in any of the clauses above occurs, then and in every such case, BankBoston, as agent, if requested by certain Required Lenders, shall (i) by notice to the Fund terminate the commitments under the Credit Agreement and (ii) by notice to the Fund declare the loans (together with accrued interest) thereon to become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are deemed waived by the Fund; provided that in case of any Event of Default relating to an event involving bankruptcy, insolvency or reorganization of the Fund, automatically without any notice to the Fund or any other act of the Agent or the Lenders, the commitments shall terminate and loans (together with accrued interest thereon) shall become immediately due and payable.

ASSET MAINTENANCE
    The Fund is required to satisfy the requirements of the 1940 Act with respect to asset maintenance for senior securities representing indebtedness. The Fund must maintain, as of the last business day of each month in which any of the loans under the Credit Agreement are outstanding, asset coverage with respect to senior securities representing indebtedness, including the loans, of at least 300% (or such higher percentage as may in the future be specified in the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of paying dividends on common stock) ("1940 Act Asset Coverage").

ASSIGNMENT AND PARTICIPATION
    Subject to fulfillment of certain conditions, the Credit Agreement provides for assignments of, and participation in, the Credit Agreement. Assignments must be in minimum amounts of $5 million or an integral multiple of $1 million in excess of $5 million.

AMENDMENT OF THE CREDIT AGREEMENT
    Subject to certain exceptions, the Credit Agreement may be amended, supplemented or otherwise modified with the consent of the Required Lenders and, if rights and duties of BankBoston are affected, by BankBoston.

GOVERNING LAW
    The Credit Agreement and other related documents will be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.


                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

    The Fund's securities and cash are held by State Street Bank and Trust Company, whose principal business address is Two Heritage Drive, North Quincy, Massachusetts 02171, as custodian (the "Custodian") under a custodian contract. The Fund has not selected any foreign custodians or sub-custodians. However, if the Fund determines that it should have any foreign custodians or sub-custodians to maintain any of its foreign securities, the Board of Directors will make such selection following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and the risks of potential nationalization or expropriation of Fund assets.


    State Street Bank and Trust Company serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the Common Stock.

                                LEGAL OPINIONS

    The validity of the Shares offered hereby will be passed upon for the Fund by its special counsel, Rogers & Wells LLP, New York, New York, and by its special Maryland counsel, Piper & Marbury L.L.P., Baltimore, Maryland. Certain matters will be passed on for the Dealer Managers by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois.

                           REPORTS TO SHAREHOLDERS

    The Fund will send audited semiannual and audited annual reports to its shareholders, including a list of investments held.

                                   EXPERTS

    The audited Financial Statements included in this Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report. The address of Arthur Andersen LLP is 225 Franklin Street, Boston, Massachusetts 02110.

                             FURTHER INFORMATION

    The Fund has filed with the SEC, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the SEC. The Registration Statement may be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

    The Fund is subject to the informational requirements of the 1934 Act, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, Washington, D.C. 20549 and the SEC's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Exchange.

                                  APPENDIX A

                       RATINGS OF CORPORATE OBLIGATIONS


    Standard & Poor's describes classifications of bonds as follows:


    "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    "AA" Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

    "A" Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    "BBB" Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    "BB"-"B"-"CCC"-"CC"-"C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C"the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

    "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.


    Moody's Investors Service, Inc. describes classifications of bonds as follows:


    "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    "Baa" Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    "C" Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          INDEX TO FINANCIAL STATEMENTS


FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998:


Report of Independent Public Accountants ............................... F-2

Schedule of Investments as of October 31, 1998 ......................... F-3

Balance Sheet as of October 31, 1998 ................................... F-11

Statement of Operations for the Year Ended October 31, 1998 ............ F-12

Statement of Cash Flows for the Year Ended October 31, 1998 ............ F-13

Statement of Changes in Net Assets for the Years Ended
  October 31, 1998 and 1997 ............................................ F-14

Financial Highlights for each Share of Common Stock Outstanding for the Years Ended October 31, 1998, 1997, 1996, 1995,
  1994 and 1993 ........................................................ F-15

Information Regarding Senior Securities as of October 31, 1998, 1997,
  1996, 1995, 1994 and 1993 ............................................ F-16

Notes to Financial Statements .......................................... F-17

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of October 31, 1998, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of October 31, 1998, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 14, 1998

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

FIXED INCOME -- 84.92%
                                                                                                   Ratings
                                                                                              ----------------
    Par                                                                                       Standard                     Value
   Value    Description                                                                       & Poor's  Moody's           (Note 2)
   -----    -----------                                                                       --------  -------           --------
            AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING - 2.48%
$  375,000  Aftermarket Technology Corp., 12%, sr. sub. notes, series B, 08/01/04 ...........    B        B2            $    337,500
 6,443,000  Iochpe-Maxion SA, 12 3/8%, notes, 11/08/02 ......................................    NR       NR               3,865,800
 2,000,000  Localiza Rent a Car, 10 1/4%, sr. notes, 10/01/05 ...............................    BB-      B2                 800,000
                                                                                                                        ------------
                                                                                                                           5,003,300
                                                                                                                        ------------
            BANKS/SAVINGS AND LOANS/FINANCE COMPANIES/CONSUMER CREDIT - 4.04%
 1,000,000  Bank Plus Corp.,12%, sr. notes, 07/18/07 ........................................    NR       NR               1,010,000
 2,533,000  Cityscape Financial Corp., 12 3/4%, sr. notes, series A, 06/01/04(b)* ...........    D        Ca                 481,270
 3,500,000  Emergent Group Inc., 10 3/4%, sr. notes, series B, 09/15/04 .....................    CCC      Caa2             1,645,000
 4,500,060  Federal Home Loan Mortgage, 4.10%, interest only stripped security, 12/15/22 (c)     A1+      AAA                 28,125
 1,500,000  Life Federal Savings Bank, 13 1/2%, sub. debs, 03/15/04 .........................    NR       NR               1,500,000
   500,000  Local Financial Corp., 11%, sr. notes, 09/05/04, 144A ...........................    NR       NR                 505,000
 1,875,000  Mego Mortgage, 12 1/2%, sr. sub. notes, 12/01/01 ................................    NR       Ca               1,500,000
 1,000,000  Ocwen Federal Bank, 12%, sub. debs., 06/15/05 ...................................    BB-      B1                 760,000
 3,300,000  Southern Pacific Funding Corp., 11 1/2%, sr. notes, 11/01/04(b)* ................    D        Caa3               726,000
                                                                                                                        ------------
                                                                                                                           8,155,395
                                                                                                                        ------------
            BROADCASTING - TV/CABLE/RADIO/PUBLISHING - 12.95%
 7,000,000  AMSC Acquisition Co., Inc., 12 1/4%, sr. notes, 04/01/08 ........................    NR       NR               3,360,000
    17,107  Australis Media Ltd., 0%, gtd. sr. secd. disc. notes, 05/15/03(b) ...............    D        C                      214
 1,000,000  Australis Media Ltd., 0%, sr. secd. disc. notes, 05/15/03(b) ....................    D        C                   12,500
 7,742,168  CAI Wireless System Inc., 0%, sr. notes, 10/14/04 ...............................    NR       NR               1,703,277
 9,000,000  CS Wireless Systems Inc., 0%, sr. disc. notes, series B, 03/01/06 ...............    C        Ca               1,800,000
 8,404,000  DIVA Systems Corp., 0%, sub. disc. notes, 03/01/08, 144A ........................    NR       NR               2,773,320
 1,000,000  Echostar DBS Corp., 12 1/2%, sr. secd. notes, 07/01/02 ..........................    B-       Caa1             1,005,000
   500,000  Galaxy Telecom, L.P., 12 3/8%, sr. sub. notes, 10/01/05 .........................    B-       B3                 530,000
 1,000,000  Goss Graphic Systems Inc., 12%, sr. sub. notes, 10/15/06 ........................    CCC+     B2                 880,000
 3,500,000  Net Sat Services, 12 3/4%, sr. notes, 08/05/04 ..................................    B        B3               2,100,000
 2,000,000  One Point Communications Co., 14 1/2%, units, 06/01/08, 144A ....................    NR       NR                 920,000
 2,000,000  Optel Inc., 13%, sr. notes, series B, 02/15/05 ..................................    B-       B3               1,940,000
 1,000,000  Park n View Inc., 13%, units, 05/15/08 ..........................................    B-       B3                 850,000
   700,000  RBS Participaco, 14%, notes, 12/15/03(f) ........................................    BB-      NR                 682,500
 4,000,000  Source Media Inc., 12%, sr. secd. notes, 11/01/04 ...............................    B-       B3               3,000,000
 2,000,000  Spanish Broadcasting System Inc., 12 1/2%, sr. notes, 06/15/02 ..................    B        B2               2,160,000
 1,000,000  Star Choice Communications, 13%, sr. secd. notes, 12/15/05 ......................    B        B3                 912,500
 1,000,000  Vialog Corporation, 12 3/4%, sr. notes, series B, 11/15/01 ......................    B-       Caa3               800,000
 4,500,000  Wireless One Inc., 13%, sr. disc. notes, 10/15/03 ...............................    CCC+     Ca                 742,500
                                                                                                                        ------------
                                                                                                                          26,171,811
                                                                                                                        ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING - 4.59%
 1,000,000  AXIA Inc., 10 3/4%, sr. sub. notes, 07/15/08, 144A ..............................    B-       B3                 930,000
   500,000  Amtrol Acquisition Inc., 10 5/8%, sr. sub. notes, 12/31/06 ......................    B-       B3                 466,250
 1,500,000  Chatwins Group Inc., 13%, sr. exch. notes, 05/01/03 .............................    B-       B2               1,455,000
 1,000,000  Genmar Holdings Inc., 13 1/2%, sr. sub. notes, series A, 07/15/01 ...............    NR       Caa2             1,022,500
 1,000,000  Haynes International Inc., 11 5/8%, sr. notes, 09/01/04 .........................    B-       B3                 950,000
 1,000,000  Key Components LLC, 10 1/2%, sr. notes, 06/01/08, 144A ..........................    B-       B3                 940,000
   500,000  MVE Inc., 12 1/2%, sr. secd. notes, 02/15/02 ....................................    B        B3                 470,000
 3,000,000  Phase Metrica Inc., 10 3/4%, sr. notes, 02/01/05, 144A ..........................    NR       Caa1             2,100,000
   500,000  Selmer Inc., 11%, sr. sub. notes, 05/15/05 ......................................    B        B2                 513,750
   500,000  Spinnaker Industries Inc., 10 3/4%, sr. secd. notes, 10/15/06 ...................    B        B3                 425,000
                                                                                                                        ------------
                                                                                                                           9,272,500
                                                                                                                        ------------
            DIVERSIFIED/CONGLOMERATE SERVICES - 1.02%
   550,000  Coinmach Corp., 11 3/4%, sr. notes, series D, 11/15/05 ..........................    B+       B2                 572,000
 1,000,000  Production Resource Group, 11 1/2%, sr. sub. notes, 01/15/08 ....................    B-       Caa2               930,000
 1,500,000  Young America Corp., 11 5/8%, sr. sub. notes, series B, 02/15/06 ................    CCC+     B3                 570,000
                                                                                                                        ------------
                                                                                                                           2,072,000
                                                                                                                        ------------
            ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS - 1.77%
   500,000  Decision Holdings Corp., 0%, sr. disc. debs., 08/01/08 ..........................    B-       NR                 135,000
 3,000,000  EV International Inc., 11%, sr. sub. notes, series A, 03/15/07 ..................    B        B3               2,235,000
   500,000  International Wire Group Inc., 11 3/4%, sr. sub. notes, 06/01/05 ................    B-       B3                 495,000
 1,300,000  Sharp Do Brasil, 9 5/8%, notes, 10/30/05 ........................................    NR       NR                 715,000
                                                                                                                        ------------
                                                                                                                           3,580,000
                                                                                                                        ------------
            FINANCIAL SERVICES - 2.18%
 1,000,000  Beal Financial Corp., 12 3/4%, sr. notes, 08/15/00 ..............................    B-       B2               1,030,000
   425,000  First Federal Financial Corp., 11 3/4%, notes, 10/01/04 .........................    B+       B2                 436,687
   500,000  Hawthorne Financial Corporation, 12 1/2%, sr. notes, 12/31/04 ...................    NR       NR                 490,000
   500,000  Ocwen Financial Corp., 11 7/8%, notes, 10/01/03 .................................    BB-      B1                 420,000
 1,500,000  Resource America Inc., 12%, sr. notes, 08/01/04 .................................    B-       Caa1             1,230,000
 2,000,000  Wilshire Financial Services Group Inc., 13%, notes, 01/01/04 ....................    NR       NR                 800,000
                                                                                                                        ------------
                                                                                                                           4,406,687
                                                                                                                        ------------
            FOOD/TOBACCO - 5.90%
 3,105,000  American Rice Inc., 13%, mtg. notes, 07/31/02(d)* ...............................    D        Ca               1,707,750
   250,000  AmeriKing Inc., 10 3/4%, sr. notes, 12/01/06 ....................................    B-       B3                 252,500
 3,228,442  Cafeteria Operators L.P., 12%, sr. secd. notes, 12/31/01 ........................    NR       NR               3,228,442
 1,000,000  Gorges Quik to Fix Foods Inc., 11 1/2%, sr. sub. notes, series B, 12/01/06 ......    CCC      CCC2               350,000
   250,000  Liggett Group Inc., 16 1/2%, notes, 02/01/99 ....................................    NR       NR                 185,000
 4,050,000  Liggett Group Inc., 11 1/2%, gtd. sr. secd. notes, series B, 02/01/99 ...........    NR       NR               2,875,500
   200,000  Liggett Group Inc., 19 3/4%, gtd. sr. secd. notes, series C, 02/01/99 ...........    NR       NR                 148,000
 1,000,000  North Atlantic Trading Inc., 11%, sr. notes, 06/15/04 ...........................    B        B3                 940,000
 3,000,000  Specialty Foods Corp., 11 1/4%, sr. sub. notes, series B, 08/15/03 ..............    CCC      Caa3             1,200,000
 1,000,000  Sun World International Inc., 11 1/4%, 1st. mtg. notes, series B, 04/15/04 ......    B        B2               1,030,000
                                                                                                                        ------------
                                                                                                                          11,917,192
                                                                                                                        ------------
            GENERAL & SPECIALTY RETAIL - 1.50%
 1,000,000  Big 5 Corp., 10 7/8%, sr. notes, series B, 11/15/07 .............................    B-       B2                 950,000
 1,000,000  Mothers Work Inc., 12 5/8%, sr. notes, 08/01/05 .................................    B        B3               1,089,400
 1,000,000  SRI Receivable Pure Inc., 12 1/2%, tr. ctf. backed notes, series B, 12/15/00 ....    NR       NR               1,000,000
                                                                                                                        ------------
                                                                                                                           3,039,400
                                                                                                                        ------------
            GROCERY/CONVENIENCE FOOD STORES - 2.16%
 2,000,000  Homeland Stores Inc., 10%, sr. notes, 08/01/03 ..................................    NR       NR               1,800,000
 3,750,000  P&C Food Markets Inc., 11 1/2%, sr. notes, 10/15/01 .............................    B        Caa2             2,212,500
   351,000  Pantry Inc., 12%, sr. notes, series B, 11/15/00 .................................    B+       B2                 351,000
                                                                                                                        ------------
                                                                                                                           4,363,500
                                                                                                                        ------------
            HEALTHCARE/DRUGS/HOSPITAL SUPPLIES - 3.12%
 1,785,000  Complete Management Inc., 8%, conv. sub. deb., 08/15/03 .........................    NR       NR                 370,387
 3,906,000  Complete Management Inc., 8%, conv. sub. deb., 12/15/03 .........................    NR       NR                 810,495
 3,000,000  Global Health Sciences Inc., 11%, sr. notes, 05/01/08 ...........................    B+       Caa1             2,550,000
   300,000  National Patent Developers, 5%, conv. notes, 08/31/99 ...........................    NR       NR                 219,375
 5,000,000  PHP Healthcare Corp., 6 1/2%, conv. sub. deb., 12/15/02(b)* .....................    D        C                  450,000
 1,000,000  Sun Healthcare Group Inc., 6%, conv. sub. notes, 03/01/04, 144A .................    NR       B3                 550,000
 2,695,000  Uromed Corp., 6%, conv. sub. notes, 10/15/03 ....................................    NR       NR               1,347,500
                                                                                                                        ------------
                                                                                                                           6,297,757
                                                                                                                        ------------
            HOME FURNISHINGS/DURABLE CONSUMER PRODUCTS - 2.02%
 5,000,000  Converse Inc., 7%, conv. sub. notes, 06/01/04 ...................................    NR       NR               2,000,000
 1,000,000  Gothic Products Corp., 11 1/8%, sr. secd. notes, 05/01/05 .......................    CCC+     B3                 650,000
 1,000,000  Simmons Co., 10 3/4%, sr. sub. notes, 04/15/06 ..................................    NR       NR               1,040,000
   500,000  Syratech Corp., 11%, sr. notes, 04/15/07 ........................................    B-       B3                 390,000
                                                                                                                        ------------
                                                                                                                           4,080,000
                                                                                                                        ------------
            HOTEL/GAMING - 1.12%
 1,000,000  Bluegreen Corp., 10 1/2%, sr. secd. notes, series B, 04/01/08 ...................    B        B3                 860,000
   500,000  Courtyard By Mariott II Ltd., 10 3/4%, sr. secd. notes,
              series B, 02/01/08 ............................................................    B-       NR                 505,000
 1,000,000  Epic Resorts LLC, 13%, sr. secd. notes, 06/15/05, 144A ..........................    B-       NR                 900,000
                                                                                                                        ------------
                                                                                                                           2,265,000
                                                                                                                        ------------
            INSURANCE COMPANIES - 0.46%
 1,000,000  Superior National Insurance Group Inc., 10 3/4%, pfd. Trust notes, 12/01/17 .....    BB       B1                 920,000
                                                                                                                        ------------

            LEISURE/AMUSEMENT/MOTION PICTURES - 4.37%
 4,200,000  Booth Creek Ski Holdings Inc., 12 1/2%, sr. notes, series B, 03/15/07 ...........    B-       Caa1             3,906,000
   750,000  Discovery Zone Inc., 13 1/2%, sr. secd. notes, 08/01/02 .........................    NR       NR                 262,500
   175,000  Discovery Zone Inc., 13 1/2%, units, 05/01/02 ...................................    NR       NR                 175,000
20,125,000  Marvel Holdings Inc., 0%, sr. secd. disc. notes, series B, 04/15/98(b)* .........    D        NR                 805,000
 4,000,000  Planet Hollywood International Inc., 12%, sr. sub. notes, 04/01/05 ..............    CCC      B3               2,000,000
 2,000,000  Premier Cruise Ltd., 11%, sr. notes, 03/15/08, 144A .............................    CCC      Caa2             1,220,000
   500,000  SFX Entertainment Inc., 9 1/8%, sr. notes, 02/01/08 .............................    CCC+     B3                 457,500
                                                                                                                        ------------
                                                                                                                           8,826,000
                                                                                                                        ------------
            MACHINERY - 1.52%
 1,000,000  Central Tractor Farm Country, 10 5/8%, sr. notes, 04/01/07 ......................    B+       B2                 950,000
 3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr. notes, series B, 12/15/03 ....................    B+       B3               2,112,500
                                                                                                                        ------------
                                                                                                                           3,062,500
                                                                                                                        ------------
            METALS/MINING - 5.09%
 1,500,000  Continental Global Group Inc., 11%, sr. notes, series B, 04/01/07 ...............    B        B2               1,230,000
 1,000,000  Doe Run Corp., 11 1/4%, sr. notes, series B, 03/15/05 ...........................    B+       B3                 750,000
   750,000  GS Technologies Inc., 12%, gtd. sr. notes, 09/01/04 .............................    B        B2                 622,500
 1,500,000  IVACO Inc., 11 1/2%, sr. notes, 09/15/05 ........................................    B+       B1               1,455,000
   500,000  International Knife and Saw, 11 3/8%, sr. sub. notes, 11/15/06 ..................    B-       B3                 490,000
 4,500,000  NSM Steel Inc., 12%, sr. mtg. notes, 02/01/06, 144A .............................    B-       Caa3             1,125,000
 3,000,000  PT Alatief Freeport, 9 3/4%, gtd. sr. notes, 04/15/01 ...........................    CCC+     B3               2,850,000
 1,000,000  Recycling Industries Inc., 13%, sub. notes, 12/05/05, 144A ......................    NR       B3                 900,000
 1,500,000  TVX Gold Inc., 5%, conv. notes, 03/28/02 ........................................    NR       NR                 870,000
                                                                                                                        ------------
                                                                                                                          10,292,500
                                                                                                                        ------------
            NON-AGRICULTURAL CHEMICALS/PLASTICS - 1.74%
 1,000,000  RBX Corp., 12%, sr. secd. notes, series B, 01/15/03 .............................    B+       B3                 783,750
 3,500,000  Sterling Chemicals Inc., 11 3/4%, sr. sub. notes, 08/15/06 ......................    B+       B3               2,730,000
                                                                                                                        ------------
                                                                                                                           3,513,750
                                                                                                                        ------------
            OIL/NATURAL GAS/OIL SERVICES - 1.59%
   750,000  First Wave Marine Inc., 11%, sr. notes, 02/01/08 ................................    B-       B3                 703,125
 5,000,000  Hurricane Hydrocarbons Ltd., 11 3/4%, sr. notes, 11/01/04 .......................    B-       B3               2,500,000
                                                                                                                        ------------
                                                                                                                           3,203,125
                                                                                                                        ------------
            PACKAGING/CONTAINERS - 2.35%
 3,250,000  Crown Packaging Ltd., 10 3/4%, sr. secd. notes, series B, 11/01/00 ..............    NR       Caa2             2,210,000
   500,000  Portola Packaging Inc., 10 3/4%, sr. notes, 10/01/05 ............................    B        B2                 492,500
 2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub. notes, series B, 04/01/07 ....................    B-       B3               2,050,000
                                                                                                                        ------------
                                                                                                                           4,752,500
                                                                                                                        ------------
            PAPER/FOREST PRODUCTS/PRINTING - 0.50%
   800,000  Advanced Argo Publishing Co. Ltd., 13%, notes, 11/15/07, 144A ...................    CCC      B3                 824,000
 1,000,000  FSW International Finance Co., 12 1/2%, gtd. sub. notes, 11/01/06(d)* ...........    D        Caa3               195,000
                                                                                                                        ------------
                                                                                                                           1,019,000
                                                                                                                        ------------
            PERSONAL & MISCELLANEOUS SERVICES - 0.72%
   500,000  Anchor Advanced Products Inc., 11 3/4%, sr. notes, series B, 04/01/04 ...........    BB-      B1                 510,000
 1,000,000  Styling Technology Corp., 10 7/8%, sr. sub. notes, 07/01/08, 144A ...............    B-       B3                 940,000
                                                                                                                        ------------
                                                                                                                           1,450,000
                                                                                                                        ------------
            POLLUTION CONTROL/WASTE REMOVAL - 0.24%
   500,000  GNI Group Inc., 10 7/8%, sr. notes, 07/15/05, 144A ..............................    B+       B2                 491,250
                                                                                                                        ------------

            PUBLIC UTILITY/ELECTRIC POWER/HYDRO POWER - 0.57%
 2,000,000  Panda Global Energy Co., 12 1/2%, sr. secd. notes, 04/15/04 .....................    B-       B2               1,160,000
                                                                                                                        ------------

            RAIL/TRUCKING/OVERNIGHT DELIVERY - 0.37%
   750,000  Johnstown America Industries Inc., 11 3/4%, sr. sub. notes, series C, 08/15/05 ..    B        NR                 746,250
                                                                                                                        ------------

            REAL ESTATE DEVELOPMENT/REITS/BUILDING/CONSTRUCTION - 1.36%
 1,000,000  American Architecture, 11 3/4%, sr. notes, 12/01/07 .............................    B        Caa1               860,000
   290,820  Bramalea Limited, 11 1/8%, 03/22/98(b)* .........................................    NR       NR                       0
   750,000  Peters, J.M., Inc., 12 3/4%, sr. notes, 05/01/02 ................................    B-       B3                 751,875
 1,375,000  Presley Companies, 12 1/2%, sr. notes, 07/01/01 .................................    CCC      Caa3             1,127,500
                                                                                                                        ------------
                                                                                                                           2,739,375
                                                                                                                        ------------
            TELEPHONE/COMMUNICATIONS - 12.56%
   500,000  Alvey Systems, Inc., 11 3/8%, sr. sub. notes, 01/31/03 ..........................    B-       B3                 525,000
 3,286,000  American Telecasting Inc., 0%, sr. disc. notes, series B, 08/15/05 ..............    CCC      Ca                 722,920
 2,000,000  Cell Net Data System Inc., 0%, sr. disc. notes, series B, 10/01/07 ..............    NR       NR                 600,000
 1,000,000  Consorcio Ecuatoriano de Telecomunicationes SA, 14%, notes, series B, 05/01/02 ..    NR       NR                 350,000
 1,000,000  Conecel Holdings Ltd., 14%, units, 10/01/00, 144A ...............................    NR       Caa1               350,000
   500,000  Econophone Inc., 13 1/2%, sr. notes, 07/15/07 ...................................    NR       NR                 523,750
 2,000,000  Globix Corp., 13%, sr. notes, 05/01/05 ..........................................    NR       NR               1,560,000
 3,000,000  Hyperion Telecommunications Inc., 12 1/4%, sr. secd. notes, series B, 09/01/04 ..    B+       B3               2,850,000
 2,000,000  In Flight Phone Corp., 14%, sr. disc. notes, series B, 05/15/02(b)* .............    NR       C                  180,000
 2,000,000  Innova S De R.L., 12 7/8%, sr. exch. notes, 04/01/07 ............................    B-       B2               1,060,000
 4,000,000  Innova S De R.L., 12 7/8%, reg. sr. notes, 04/01/07 .............................    B-       B2               2,400,000
 3,500,000  Ionica PLC, 13 1/2%, sr. notes, 08/15/06(e) .....................................    NR       Ca               1,225,000
 2,000,000  Ionica PLC, 0%, sr. disc. notes, 05/01/07(e) ....................................    NR       Ca                  60,000
   750,000  Iridium Operations LLC, 10 7/8%, gtd. sr. notes, series D, 07/15/05 .............    B-       B3                 525,000
 1,000,000  Knology Holdings Inc., 0%, sr. disc. notes, 10/15/07 ............................    NR       NR                 450,000
 4,000,000  MGC Communications Inc., 13%, sr. secd. notes, series B, 10/01/04 ...............    NR       Caa2             2,960,000
 1,000,000  Occidente Y Caribe Cellular, 0%, sr. disc. notes, series B, 03/15/04 ............    B        B3                 780,000
 1,500,000  Orbcomm Global L.P., 14%, sr. notes, 08/15/04 ...................................    B-       B3               1,350,000
 3,750,000  Teletrac Inc., 14%, sr. notes, series B, 08/01/07 ...............................    CCC+     Caa2             2,212,500
 2,000,000  Total Access Communication Ltd., 7 5/8%, bonds, 11/04/01, 144A ..................    BB-      B2               1,640,000
 2,000,000  USN Communications Inc., 0%, sr. disc. notes, series B, 08/15/04 ................    CCC+     Ca                 800,000
   500,000  Verio Inc., 10 3/4%, sr. notes, 04/01/05 ........................................    B-       B3                 487,500
 2,000,000  Viatel Inc., 11 1/4%, sr. notes, 04/15/08 .......................................    NR       Caa1             1,760,000
                                                                                                                        ------------
                                                                                                                          25,371,670
                                                                                                                        ------------
            TEXTILES/OTHER MANUFACTURING/APPAREL - 0.50%
   150,000  GPO Synkro SA, 12%, bonds, 04/01/02 .............................................    NR       NR                  90,000
 1,000,000  Glenoit Corp., 11%, sr. sub. notes, 04/15/07 ....................................    B-       B3                 930,000
                                                                                                                        ------------
                                                                                                                           1,020,000
                                                                                                                        ------------
            TRANSPORTATION/AIRLINES/BUS - 6.13%
 1,000,000  Cenargo International Ltd., 9 3/4%, 1st mtg. notes, 06/15/08, 144A ..............    BB-      Ba3                860,000
 2,500,000  Global Ocean Carriers Ltd., 10 1/4%, sr. notes, 07/15/07 ........................    B-       B3               1,550,000
 2,250,000  Golden Ocean Group Ltd., 10%, sr. notes, 08/31/01 ...............................    CCC+     B3                 787,500
 1,000,000  MC Shipping Inc., 11 1/4%, sr. notes, series B, 03/01/08 ........................    B+       B1                 750,000
 1,418,031  Mexico City Toluca Toll, 11%, notes, 05/19/02, 144A .............................    NR       NR                 992,622
 2,000,000  Sabreliner Corp., 11%, sr. notes, 06/15/08, 144A ................................    B        B3               1,700,000
   500,000  TBS Shipping International Ltd., 10%, 1st mtg. notes, 05/01/05 ..................    B+       B3                 335,000
 1,850,000  TRISM Inc., 10 3/4%, gtd. sr. sub. notes, 12/15/00 ..............................    B-       Caa2             1,054,500
 2,000,000  Trans World Airlines Inc., 11 1/2%, sr. secd. notes, 12/15/04 ...................    CCC      B2               1,720,000
 1,000,000  Trans World Airlines Inc., 11 3/8%, sr. notes, 03/01/06 .........................    CC       Caa1               780,000
 2,000,000  Trans World Airlines Inc., 12%, sr. secd. notes, 04/01/02 .......................    NR       B2               1,860,000
                                                                                                                        ------------
                                                                                                                          12,389,622
                                                                                                                        ------------
                     Total Fixed Income (cost $234,687,850)..................................                           $171,582,084
                                                                                                                        ------------

COMMON STOCK AND WARRANTS -- 5.50%
                                                                                                                          Value
   Units    Description                                                                                                  (Note 2)
   -----    -----------                                                                                                  --------
    10,000  American Capital Strategies ........................................................................       $    132,500
     7,000  American Mobile Satellite, warrants, 144A* .........................................................             33,845
     2,000  American Telecasting Inc., warrants* ...............................................................                 20
   185,900  Ames Department Stores Inc., excess cash flow pmt., series A* ......................................                  0
   594,876  Ames Department Stores Inc., lit. trust units* .....................................................                  0
    10,000  Annaly Mortgage Management Inc .....................................................................             75,625
    50,000  Annaly Mortgage Management Inc. ....................................................................            350,000
    50,000  Anthracite Capital Corp. ...........................................................................            287,500
     5,806  Apartment Investment & Management Co. ..............................................................            202,847
     2,000  Bell Technology Group Ltd., warrants* ..............................................................                  0
    12,888  Brooke Group Ltd. ..................................................................................            116,798
   496,364  CAI Wireless Systems Inc.* .........................................................................            248,182
       550  CS Wireless Systems Inc., 144A* ....................................................................                  0
    50,000  Capital Automotive, REIT ...........................................................................            706,250
     5,925  Capital Pac Holdings Inc., warrants, 144A* .........................................................                593
     2,000  Cell Net Data System Inc., warrants, 144A* .........................................................             40,000
     1,000  Central Rents Inc., 144A* ..........................................................................             30,500
   170,000  Chastain Capital Corp. .............................................................................            850,000
     4,392  Chattem Inc.* ......................................................................................            121,878
   100,000  Commodore Separation Technology, warrants* .........................................................              3,125
   100,000  Commodore Separation Technology, sr. conv. preferred ...............................................             25,000
     7,887  Cort Business Services Corp.* ......................................................................            154,782
       500  County Seat Holdings Inc., warrants* ...............................................................                 72
       750  Discovery Zone Inc., warrants, 144A* ...............................................................                  0
     6,000  DIVA Systems Corp., warrants* ......................................................................                  0
       500  Econophone Inc., warrants, 144A* ...................................................................              4,000
     1,000  Epic Resorts LLC, warrants, 144A* ..................................................................                 10
    20,000  Excel Legacy Corp.* ................................................................................             55,000
    25,000  FBR Asset Investment Corp., 144A ...................................................................            500,000
     2,000  Globalstar Telecommunications, warrants, 144A* .....................................................                270
     1,500  Golden Ocean Group Ltd., warrants* .................................................................              7,688
    28,000  Gothic Energy Corp., warrants* .....................................................................             31,500
     9,533  Gothic Energy Corp., warrants* .....................................................................                  0
       500  HDA Management Corp., warrants* ....................................................................             20,062
    20,000  HRPT Properties Trust ..............................................................................            318,750
    11,000  HarCor Energy Inc., warrants* ......................................................................              6,864
     1,500  Heartland Wireless Communications, warrants, 144A* .................................................                202
    10,000  Hospitality Properties Trust .......................................................................            265,000
    14,400  ICF Kaiser International Inc., warrants* ...........................................................              5,400
       750  IHF Capital Inc., warrants, 144A* ..................................................................              7,594
    15,000  Imperial Credit Commercial Mortgage Investments Corp. ..............................................            125,625
       750  Intermedia Communications of Florida Inc., warrants, 144A* .........................................             87,938
     1,000  Knology Holdings Inc., warrants, 144A* .............................................................                  0
    25,000  Local Financial Corp., 144A* .......................................................................            187,500
     2,000  Loral Orion Network Systems Inc., warrants* ........................................................             20,000
     3,000  MGC Communications Inc., warrants, 144A* ...........................................................            165,000
 1,851,500  Marvel Entertainment Group Inc.* ...................................................................            277,725
   625,000  Mego Mortgage Corp., pfd, series A* ................................................................            560,367
       500  Motels of America Inc., 144A* ......................................................................              4,125
       291  Mothers Work Inc.* .................................................................................              2,437
       750  NS Group Inc., warrants* ...........................................................................             90,000
    20,000  National Propane Partners L.P. .....................................................................            167,500
    24,000  New Plan Excel Realty Trust Inc. ...................................................................            546,000
     4,000  Occidente Y Caribe Cellular, warrants, 144A* .......................................................             68,500
     3,500  Optel Inc.* ........................................................................................            140,000
   125,449  Prime Retail Inc. ..................................................................................          1,215,290
     4,094  Prime Retail Inc. conv. pfd., series B .............................................................             72,668
    33,333  Resource Asset Investment Trust ....................................................................            408,329
       100  SF Holdings Group Inc., pfd., 144A* ................................................................            900,000
     1,000  Sabreliner Corp., warrants* ........................................................................              1,000
     3,750  Sheffield Steel Corp., warrants* ...................................................................                 38
       500  Signature Brands Inc., warrants* ...................................................................                  0
       500  Spanish Broadcasting Corp., warrants* ..............................................................             31,250
    11,580  Star Choice Communications, warrants* ..............................................................                  0
     3,750  Teletrac Holdings Inc., warrants, 144A* ............................................................            112,500
     4,000  Terex Corp., rights* ...............................................................................             56,500
     5,133  Trans World Airlines Inc.* .........................................................................             25,665
     2,000  Trans World Airlines Inc., warrants* ...............................................................            300,000
    25,000  Ugly Duckling Corp. * ..............................................................................            128,125
     1,000  Unifi Communications Inc., warrants, 144A* .........................................................                  0
     9,800  Uniroyal Technology Corp., warrants* ...............................................................             58,800
     1,000  Vialog Corporation, warrants* ......................................................................                  0
       992  Viatel Inc., pfd., series A* .......................................................................             59,768
     1,500  WHX Corp., preferred ...............................................................................             64,125
    20,000  Walden Residential Properties, conv. preferred, series B ...........................................            512,500
    40,000  Wilshire Real Estate Investments ...................................................................            120,000
     1,500  Wireless One Inc., warrants* .......................................................................                 15
                                                                                                                       ------------
            TOTAL COMMON STOCK AND WARRANTS (cost $14,014,809) .................................................         11,111,147
                                                                                                                       ------------
            TOTAL INVESTMENTS IN SECURITIES (cost $248,702,659) ................................................        182,693,231
                                                                                                                       ------------
SHORT-TERM INVESTMENTS -- 3.62%

   Par
  Value
  -----
            COMMERCIAL PAPER:
$7,324,000  Western Pennsylvania Power, 5.30%, 11/02/98, A1/P1 .................................................          7,321,843
                                                                                                                       ------------
            TOTAL SHORT-TERM INVESTMENTS (cost $7,321,843) .....................................................          7,321,843
                                                                                                                       ------------
            TOTAL INVESTMENTS - 94.04% (COST $256,024,502) .....................................................        190,015,074
                                                                                                                       ------------
            OTHER ASSETS - 5.96% ...............................................................................         12,044,811
                                                                                                                       ------------
            TOTAL ASSETS - 100% ................................................................................       $202,059,885
                                                                                                                       ============
(a) Percentages indicated are based on total assets.
(b) Denotes company has filed for bankruptcy.
(c) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
(d) Denotes company currently in default.
(e) Security currently in receivership.
(f) A put option has been exercised on this security effective December 15, 1998.
 NR denotes not rated.
  * Non-income producing security.

                            The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

BALANCE SHEET
October 31, 1998

ASSETS

Investments in securities at value (identified cost $256,024,502;
  see Schedule of Investments and Note 2) ......................   $190,015,074
Cash ...........................................................        599,730
Receivables:
  Investment securities sold ...................................      4,337,139
  Interest and dividends .......................................      6,908,185
Prepaid insurance ..............................................        180,135
Other assets ...................................................         19,622
                                                                   ------------
        Total assets ...........................................   $202,059,885
                                                                   ------------

LIABILITIES

Payables:
  Investment securities purchased ..............................   $  3,694,537
Accrued expenses (Note 3) ......................................        564,894
Bank loan (Note 14) ............................................     40,000,000
                                                                   ------------
        Total liabilities ......................................   $ 44,259,431
                                                                   ------------
Net Assets:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 19,805,323 shares ................   $    594,160
  Capital in excess of par value (Notes 2 and 5) ...............    247,586,022
  Accumulated undistributed net investment income (Note 2) .....      3,682,152
  Accumulated net realized loss from security transactions .....    (28,052,452)
  Net unrealized depreciation of investments ...................    (66,009,428)
                                                                   ------------

      Total net assets (equivalent to $7.97 per share, based on
        19,805,323 shares outstanding) .........................   $157,800,454
                                                                   ============
   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

INVESTMENT INCOME (Note 2):
  Interest income ..............................................   $ 27,183,822
  Dividend income ..............................................      1,126,225
  Accretion of discount ........................................      1,742,564
                                                                   ------------
        Total investment income ................................   $ 30,052,611
                                                                   ------------
EXPENSES:
  Interest expense .............................................   $  2,485,678
  Investment advisory fee (Note 3) .............................      1,582,842
  Custodian and transfer agent fees ............................        239,041
  Professional fees ............................................        184,724
  Amortization of prepaid surety bond premiums (Note 7) ........         80,001
  Directors' fees ..............................................         95,077
  Insurance expense ............................................         74,595
  Amortization of deferred auction agent fees (Note 6) .........         27,003
  Excise tax expense ...........................................        155,012
  Miscellaneous expenses .......................................        579,981
                                                                   ------------
        Total expenses .........................................   $  5,503,954
                                                                   ------------
        Net investment income ..................................   $ 24,548,657
                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss on investments sold ........................   $ (5,007,628)
  Change in net unrealized appreciation of investments (Note 2)     (69,126,156)
                                                                   ------------
        Net realized and unrealized loss on investments ........   $(74,133,784)
                                                                   ------------
        Net decrease in net assets resulting from operations ...    (49,585,127)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ($3,144 per share) .....       (628,030)
                                                                   ------------
      Net decrease in net assets applicable to common
        stockholders ............................................  $(50,213,157)
                                                                   ============
   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received .........................      $  26,736,956
  Operating expenses paid .................................         (7,507,449)
                                                                 -------------
        Net cash provided by operating activities .........      $  19,229,507
                                                                 -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities .......................      $(428,103,749)
  Sales and maturities of portfolio securities ............        378,030,602
                                                                 -------------
        Net cash used in investing activities .............      $ (50,073,147)
                                                                 -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering and sale
    of common stock .......................................      $  53,422,039
  Proceeds from bank loan .................................         40,000,000
  Redemption of senior notes ..............................        (20,000,000)
  Redemption of taxable auction rate preferred stock  .....        (20,000,000)
  Preferred stock dividends paid ..........................           (661,339)
  Common stock dividends paid from operations .............        (21,317,330)
                                                                 -------------
        Net cash provided by financing activities .........      $  31,443,370
                                                                 -------------
NET INCREASE IN CASH ......................................      $     599,730
CASH, BEGINNING OF PERIOD .................................            --
                                                                 -------------
CASH, END OF PERIOD .......................................      $     599,730
                                                                 =============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net decrease in net assets resulting from operations ..      $ (49,585,127)
    Increase in interest and dividend receivables .........         (1,843,345)
    Amortization of Fidelity Bond and other deferred assets             32,000
    Increase in other assets ..............................            (84,276)
    Decrease in accrued expenses and other payables .......         (1,951,219)
    Net realized loss on investments sold .................          5,007,628
    Change in net unrealized appreciation of investments ..         69,126,156
    Accretion of bond discount ............................         (1,472,310)
                                                                 -------------
        Net cash provided by operating activities .........      $  19,229,507
                                                                 =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest ................      $   3,280,081
  Cash paid during the period for excise taxes ............            114,557
                                                                 =============

   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                            Fiscal Year Ended   Fiscal Year Ended
                                                               October 31,         October 31,
                                                                   1998                1997
                                                            -----------------   -----------------
FROM OPERATIONS:
  Net investment income ................................       $ 24,548,657        $ 17,862,020
  Net realized gain (loss) on investments sold .........         (5,007,628)          4,773,501
  Change in net unrealized appreciation (depreciation)
    of investments .....................................        (69,126,156)          4,499,052
                                                               ------------        ------------
        Net increase (decrease) in net assets resulting
          from operations ..............................       $(49,585,127)       $ 27,134,573
                                                               ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (175,689 shares and 96,957 shares,
    respectively) to common stockholders for
    reinvestment of dividends ..........................       $  1,995,745        $  1,146,681
  Net proceeds from sale of common stock issued
    (4,914,203 and 4,306,031 shares, respectively, after
    deducting $2,599,872 and $2,167,500 of soliciting
    fees and other expenses, respectively) .............         53,422,039          44,208,450
  Redemption of taxable auction rate preferred stock
    (200 shares at $100,000 liquidation preference) ....        (20,000,000)             --
                                                               ------------        ------------
        Increase in net assets resulting from fund share
          transactions .................................       $ 35,417,784        $ 45,355,131
                                                               ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($3,144 and $5,456 per share,
    respectively) ......................................       $   (628,030)       $ (1,091,099)
  Common dividends ($1.26 and $1.26 per share,
    respectively) from operations ......................        (23,313,075)        (16,200,344)
                                                               ------------        ------------
        Decrease in net assets resulting from
          distributions to stockholders ................        (23,941,105)        (17,291,443)
                                                               ------------        ------------
        Total net increase (decrease) in net assets ....       $(38,108,448)       $ 55,198,261
NET ASSETS:
  Beginning of period ..................................        195,908,902         140,710,641
                                                               ------------        ------------
  End of period (including $3,682,152 and $2,845,247 of
    undistributed net investment income as of October
    31, 1998 and October 31, 1997, respectively) .......       $157,800,454        $195,908,902
                                                               ============        ============

           The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED
                                                                  For the Years Ended October 31,
                                   --------------------------------------------------------------------------------------------
                                     1998             1997             1996             1995             1994             1993
                                   --------         --------         --------         --------         --------        --------
Net asset value, beginning of
  period .....................     $  11.94         $  11.70         $  11.10         $  11.07         $  12.75        $  12.09
                                   --------         --------         --------         --------         --------        --------

Net investment income ........         1.30#            1.38#            1.50#            1.35             1.44#           1.89#
Net realized and unrealized
  gain (loss) on investments..        (3.76)#            .72#             .60#             .09            (1.14)#          1.17#
                                   --------         --------         --------         --------         --------        --------
        Total from investment
          operations .........     $  (2.46)        $   2.10         $   2.10         $   1.44         $    .30        $   3.06
                                   --------         --------         --------         --------         --------        --------
Distributions:
Dividends from accumulated net
  investment income
    To preferred stockholders          (.03)            (.09)            (.12)            (.15)            (.09)           (.18)
    To common stockholders ...        (1.26)           (1.26)           (1.26)           (1.26)           (1.35)          (1.86)
                                   --------         --------         --------         --------         --------        --------
        Total distributions ..     $  (1.29)        $  (1.35)        $  (1.38)        $  (1.41)        $  (1.44)       $  (2.04)
                                   --------         --------         --------         --------         --------        --------
Effect of sale of common stock
  and related expenses from
  rights offering ............     $   (.22)        $   (.51)        $   (.12)        $   --           $   (.54)       $   (.36)
                                   --------         --------         --------         --------         --------        --------

Net asset value, end of period     $   7.97         $  11.94         $  11.70         $  11.10         $  11.07       $   12.75
                                   ========         ========         ========         ========         ========       =========
Per share market value, end of
  period .....................     $  10.25         $  12.39         $  12.00         $  11.64         $  10.50        $  12.75
                                   ========         ========         ========         ========         ========       =========
Total investment return ......      (7.63)%           14.82%           15.29%           28.57%          (7.78)%          23.25%
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period,
  applicable to
  common stock (a) ...........     $157,800         $175,909         $120,711        $  93,309        $  92,072       $  79,438
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period,
  applicable to
  preferred stock (a) ........     $   --           $ 20,000         $ 20,000         $ 20,000         $ 20,000       $  20,000
                                   ========         ========         ========         ========         ========       =========
Net assets, end of period (a)      $157,800         $195,909         $140,711         $113,309         $112,072       $  99,438
                                   ========         ========         ========         ========         ========       =========
Ratio of operating expenses to
  average net assets,
  applicable to common stock .        2.67%            2.30%            3.06%            3.27%            3.27%           3.10%
Ratio of net investment income
  to average net assets,
  applicable to common stock .       11.92%           11.94%           13.20%           13.47%           12.25%          13.49%
Ratio of operating expenses to
  average net assets** .......        2.18%+           1.81%+           2.21%+           2.28%+           2.30%+          2.13%+
Ratio of net investment income
  to average net assets** ....        9.72%            9.42%            9.51%            9.39%            8.64%           9.26%
Portfolio turnover rate ......      156.48%          176.04%          108.33%           80.71%           72.00%         117.20%

(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split in April of 1998. (Note 10).
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets (total assets less accrued liabilities (excluding bank loans and senior notes)) of both the common and preferred shareholders.
  + Excluding interest expense, the ratio of operating expenses to average net assets, applicable to common stock and preferred stock, is 1.20%, 1.13%, 1.30%, 1.29%, 1.32% and 1.50%, respectively.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

                           The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES
                                                                      As of October 31,
                               ------------------------------------------------------------------------------------------------
                                  1998             1997             1996             1995             1994             1993
                               ------------------------------------------------------------------------------------------------
Total Amount Outstanding:
  Notes & Loans                $40,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000
  Preferred stock                   --           20,000,000       20,000,000       20,000,000       20,000,000       20,000,000

Asset Coverage:
  Per note (a)                        495%           1,080%             804%             667%             660%             597%
  Per preferred stock
    share (b)                    n/a                   540%             402%             333%             330%             299%

Involuntary Liquidation Preference:
  Per preferred stock
    share (c)                    n/a            $   100,000      $   100,000      $   100,000      $   100,000      $   100,000

Approximate Market Value:
  Per note                       n/a            $  1,003.80      $    990.00      $    987.50      $    937.10      $    997.50
  Per preferred stock share      n/a                100,000          100,000          100,000          100,000          100,000

(a) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c) Plus accumulated and unpaid dividends.

                            The accompanying notes are an integral part of these financial statements.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, primarily noninvestment-grade corporate debt securities for which market quotations are not readily available due to a thinly traded market with a limited number of market makers, are stated at fair value on the basis of valuations furnished by an independent pricing service, subject to adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized loss from investments is $3,273,015 attributable to class action settlements received by the Fund during the year ended October 31, 1998.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  The Fund has reclassified $235,013 from paid in capital to accumulated undistributed net investment income, $37,564,886 from paid in capital to accumulated net realized loss from security transactions and $5,660 from accumulated undistributed net investment income to accumulated net realized loss from security transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

  At October 31, 1998, the cost of investments in securities for federal income tax purposes was $256,261,835. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $3,620,256. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $69,867,017. The net unrealized loss on securities held by the Fund was $66,246,761 for federal income tax purposes.

  At October 31, 1998, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

                 CARRYOVER
                 AVAILABLE                 EXPIRATION DATE

               $(18,529,051)              October 31, 1999
                   (808,396)              October 31, 2002
                 (3,703,531)              October 31, 2003
                 (4,698,150)              October 31, 2006
               ------------
               $(27,739,128)
               ============

  (d) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes had been deferred and amortized on a straight-line basis over a period of five years. The senior notes were redeemed (see Note 4) and the remaining deferred balance was written-off during the year ended October 31, 1998.

  (e) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned $1,582,842 in management fees for the year ended October 31, 1998. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At October 31, 1998, the fee payable to the Investment Adviser was $196,249, which was included in accrued expenses in the accompanying balance sheet.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) that would mature, if not previously redeemed, on December 1, 1998. The Fund was required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes were subject to mandatory redemption if the Fund fails to maintain these asset coverages. Interest on the Senior Notes was at the rate of 6.53% per annum through November 30, 1998 and was due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes were redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

  On July 24, 1998 the Fund redeemed all of its Senior Notes at an aggregate redemption price of $20 million, plus accrued interest. The funds required to redeem the Senior Notes were borrowed under a new $50 million credit facility discussed in Note 14.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends were cumulative at a rate that was established at the offering of the preferred stock and which was reset every 30 days thereafter by an auction. Dividend rates ranged from 5.52% to 5.89% of the liquidation preference during the year ended October 31, 1998. The remaining 200 shares of preferred stock were redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock was also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund was in default of its surety asset coverage requirements with respect to the preferred stock (see Note 7). In general, the holders of the preferred stock and the common stock voted together as a single class, except that the holders of the preferred stock, as a separate class, voted to elect two members of the Board of Directors, and separate class votes were required on certain matters that affected the respective interests of the preferred stock and common stock. The preferred stock had a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund was required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

  On May 15, 1998 the Fund redeemed all of its Taxable Auction Rate Preferred Stock at an aggregate redemption price of $20 million. The funds required to redeem the preferred stock were borrowed under a new credit facility discussed in Note 14.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc. on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs are being amortized on a straight-line basis over the remaining life of the extended agreement. Amortization expense for the year ended October 31, 1998 was $27,003.

(7) SURETY BOND
  The Fund had entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA had issued a surety bond. Under the terms of the surety bond, FSA unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund would then have been obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund paid an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock. In connection with the redemption of the preferred stock the surety bond expired on May 15, 1998.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provided that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $422,037,061 and $375,637,342, respectively. There were no purchases or sales of U.S. Government obligations during the year ended October 31, 1998.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.105 per share, giving effect to the April 1998 one for three reverse stock split. Dividends were payable on November 28 and December 31, 1997, and January 30, February 27, March 31, April 30, May 29, June 30, July 31, August 31, September 30, and October 30, 1998.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At October 31, 1998, the fair value of the bank term loan was $40,000,000.

(12) REVERSE STOCK SPLIT
  In March of 1998, the shareholders of the Fund approved a one-for-three reverse stock split which became effective on April 1, 1998. Certain per share amounts included in the accompanying financial statements have been restated to give effect for this reverse stock split.

(13) RIGHTS OFFERING
  On December 24, 1997 the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 4,914,203 shares of the Fund's common stock. Each record date shareholder had the ability to receive one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the rate of one share of common stock for every three rights held. The subscription period for the rights offering expired on January 23, 1998 and the Fund issued, on a post-split basis, 4,914,203 shares of common stock at $11.40 per share. Proceeds to the Fund amounted to $53,422,039, net of soliciting fees and offering expenses of $2,599,872.

(14) BANK LOAN
  On April 30, 1998 the Fund entered into a credit agreement ("the Agreement") with a lending institution and borrowed the maximum amount of $30 million under a revolving credit facility. The Fund's ability to utilize this facility extends until April 30, 2001, though there are provisions in the Agreement which allow for its modification prior to April 30, 2001, including extension, termination and reduction of the facility amount. The Fund has the option to choose the applicable interest rate on its borrowing with such rates being based upon either the higher of the lending institution's base lending rate or one half percent above the Federal funds rate, or, LIBOR plus 0.55%. On July 24, 1998 the Fund entered into an amended agreement to increase the available line of credit to $50 million. Under the terms of the loan agreement the Fund is required to maintain certain debt covenants, which include that the Fund's total liabilities plus, without duplication, the aggregate amount of its debt, may not exceed 25% of its total assets. The weighted average loan balance and interest rate for the year ended October 31, 1998 was approximately $21,364,000 and 6.33%, respectively. The outstanding loan balance at October 31, 1998 was $40 million, with an interest rate on the outstanding loans of 6.30%. The Agreement also provides for commitment fees at a rate of 0.09% per year on the daily amount by which the aggregate amount of the commitment amount of 50 million exceeds the aggregate outstanding principal of the bank loans.

============================================================        ============================================================


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR                               [Graphic Omitted]
TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN
THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR                              PROSPECT STREET(R)
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE FUND OR THE DEALER MANAGERS. NEITHER THE
DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER
SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT
THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE                         6,630,663 Shares of Common Stock
THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS                           Issuable Upon Exercise of
CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF                             Rights to Subscribe for
ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED                                 Such Shares
BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR
SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER
TO BUY, ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES
TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY                                PROSPECT STREET(R)
CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS                                 HIGH INCOME PORTFOLIO INC.
UNLAWFUL.


                      ----------------

                      TABLE OF CONTENTS
                                                      PAGE


Prospectus Summary ..............................        2                                  COMMON STOCK
Fee Table .......................................        7
Financial Highlights ............................        8
Capitalization at October 31, 1998 ..............        9
Information Regarding Senior Securities .........        9
Trading and Net Asset Value Information .........       10
The Fund ........................................       11
The Offer .......................................       13                                ----------------
Use of Proceeds .................................       22                                   PROSPECTUS
Investment Policies and Limitations .............       23                                ----------------
Risk Factors and Special Considerations .........       31
Directors and Officers ..........................       36
The Investment Adviser ..........................       39
Portfolio Trading ...............................       41
Determination of Net Asset Value ................       41
Share Repurchases; Conversion to Open-End
  Status ........................................       42                            PAINEWEBBER INCORPORATED
Dividends and Distributions; Dividend
  Reinvestment Plan .............................       44                                GRUNTAL & CO. LLC
Federal Taxation ................................       45
Description of Capital Stock ....................       49
Description of the Credit Agreement .............       50
Custodian, Transfer Agent, Dividend Disbursing
  Agent and Registrar ...........................       53
Legal Opinions ..................................       53
Reports to Shareholders .........................       53                                ----------------
Experts .........................................       53
Further Information .............................       53                                JANUARY 25, 1999
Appendix A ......................................      A-1
Financial Statements ............................      F-1


============================================================        ============================================================

                         PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (1) FINANCIAL STATEMENTS


                  (i) -- Schedule of Investments as of October 31, 1998
                 (ii) -- Balance Sheet as of October 31, 1998
                (iii) -- Statement of Operations for the fiscal year ended
                         October 31, 1998
                 (iv) -- Statement of Cash Flows for the fiscal year ended
                         October 31, 1998
                  (v) -- Statement of Changes in Net Assets for the fiscal
                         years ended October 31, 1998 and 1997
                 (vi) -- Financial Highlights for each Share of Common Stock
                         Outstanding for the fiscal years ended October 31, 1993, 1994, 1995, 1996, 1997 and 1998
                (vii) -- Notes to Financial Statements for the fiscal year ended October 31, 1998
               (viii) -- Report of Independent Accountants dated December 14,
                         1998.


Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.


    (2) EXHIBITS

              (a)     -- Articles of Amendment and Restatement, as amended*
              (b)     -- Amended and Restated By-Laws of the Registrant+
              (c)     -- Not applicable
              (d)(1)  -- Specimen certificate of Common Stock**
                 (2)  -- Amended and Restated Credit Agreement dated July 10,
                         1998 with BankBoston, N.A. and another lender***
                 (3)  -- Form of Subscription Certificate and Instructions#
                 (4)  -- Form of Notice of Guaranteed Delivery#
                 (5)  -- Form of DTC/Nominee Over-Subscription Exercise Form#
                 (6)  -- Form of Subscription Agent Agreement between the
                         Registrant and State Street Bank and Trust Company#
                 (7)  -- Information Agent Agreement between the Registrant and Corporate Investor Communications, Inc.#
              (e)     -- Dividend Reinvestment Plan of the Registrant+
              (f)     -- Not applicable
              (g)     -- Advisory Agreement between Registrant and Prospect
                         Street Investment Management Co., Inc.+
              (h)     -- Form of Dealer Manager Agreement (including the form
                         of the Selling Group Agreement and Soliciting Dealer Agreement)#
              (i)     -- Not applicable
              (j)     -- Custodian Agreement between the Registrant and State
                         Street Bank and Trust Company+
              (k)(1)  -- Registrar, Transfer Agency and Service Agreement
                         between the Registrant and State Street Bank and Trust Company+
              (l)(1)  -- Opinion and Consent of Rogers & Wells LLP#
                 (2)  -- Opinion and Consent of Piper & Marbury L.L.P.#
              (m)     -- Not applicable
              (n)     -- Consent of Arthur Andersen LLP#
              (o)     -- Not applicable
              (p)     -- Subscription Agreement dated as of November 21, 1988
                         from Prospect Street Investment Management Co., Inc.++
              (q)     -- Not applicable
              (r)     -- Financial Data Schedule#
----------
  * Incorporated by reference to filing with the Securities and Exchange Commission on April 17, 1998.
 ** Exhibits incorporated by reference to Pre-Effective Amendment No. 4 to the
    Registrant's Registration Statement on Form N-2, File No. 33-21949.
*** Incorporated by reference to filing with Securities and Exchange Commission on July 21, 1998.
  # Filed herewith.
  + Incorporated by reference to the Registrant's Registration Statement on Form
    N-2, File No. 333-2067.
 ++ Incorporated by reference to Pre-Effective Amendment No. 1 to the
    Registrant's Registration Statement on Form N-2, File No. 333-2067.


ITEM 25.  MARKETING ARRANGEMENTS
    See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
    The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:


Registration fees ..................................................   $ 19,446
National Association of Securities Dealers, Inc. fees ..............   $  8,000
New York Stock Exchange listing fee ................................   $ 23,200
Printing (other than stock certificates) ...........................   $ 86,000
Accounting fees and expenses .......................................   $ 25,000
Legal fees and expenses ............................................   $130,000
Dealer Managers' expense reimbursement .............................   $100,000
Information Agent fees and expenses ................................   $ 36,000
Subscription Agent fees and expenses ...............................   $ 30,000
Miscellaneous ......................................................   $ 17,354
                                                                       --------
    Total ..........................................................   $475,000
                                                                       ========


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant and the following corporations (as indicated) are under common control of Richard E. Omohundro, Jr. ("Omohundro, Jr."), Joseph G. Cote ("Cote") and John A. Frabotta ("Frabotta") by virtue of their stock ownership and positions with such corporations which are indicated below. None of the corporations are subsidiaries of the Registrant.

1. Prospect Street Investment Management Co., Inc.

   (a Massachusetts corporation) ("PSIM")

  Business: Investment adviser registered under the Investment AdvisersAct of 1940. PSIM serves as investment adviser of the Registrant and Prospect International High Income Portfolio N.V.

CONTROL PERSONS                                     POSITIONS
---------------                                     ---------
Omohundro, Jr                   33 1/3% shareholder, President, Chairman of
                                the Board, Chief Executive Officer, Treasurer
                                  and Director
Cote                            33 1/3% shareholder, Director
Frabotta                        33 1/3% shareholder, Vice President, Secretary
                                  and Director


2. Prospect Street Strategic Debt Management Co., Inc.


   (a Massachusetts corporation) (PSSDM")


   Business: Investment Adviser registered under the Investment Advisers Act of 1940. PSSDM serves as investment adviser to Prospect Street Debt Strategy Fund, Inc.


CONTROL PERSONS                                     POSITIONS
---------------                                     ---------
Omohundro, Jr                   33 1/3% shareholder, Co-President, Chief
                                  Executive Officer, Treasurer and Director

Frabotta                        33 1/3% shareholder, Vice-President and Director


3. COMO Securities, Inc.


   (a Massachusetts corporation) ("COMO")

   Business: COMO is a registered broker/dealer.

CONTROL PERSONS                                     POSITIONS
---------------                                     ---------
Omohundro, Jr                   30% shareholder, Co-President, Chief Executive
                                  Officer, Treasurer and Director
Cote                            30% shareholder, Co-President and Director
Frabotta                        10% shareholder, Vice President, Secretary and
                                  Director

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES (AS OF OCTOBER 31, 1998)

TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS
--------------                                       ------------------------
Common Stock                                                   4,103

ITEM 29.  INDEMNIFICATION
    Reference is made to the Registrant's Articles of Amendment and Restatement filed as Exhibit 2(a), the Registrant's Amended and Restated By-laws filed as Exhibit 2(b), the Dealer Manager Agreement filed as Exhibit 2(h) and the Advisory Agreement filed as Exhibit 2(g), which provide for indemnification or contribution. The Registrant's officers, Directors and agents also have the benefit of the Maryland General Corporation law provisions regarding indemnification and insurance, including but not limited to Section 2-418 and Section 2-405.2 thereof, subject also to the indemnification permitted under Sections 17(h) and 17(i) of the 1940 Act and the regulations and releases promulgated by the SEC thereunder.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
    The description of the business of Prospect Street Investment Management Co., Inc. is set forth under the caption "The Investment Adviser" in the Prospectus forming part of this Registration Statement.

    The information as to the Directors and officers of Prospect Street Investment Management Co., Inc. set forth in Prospect Street Investment Management Co., Inc.'s Form ADV filed with the Securities and Exchange Commission on July 7, 1988 (File No. 801-32529) and as amended through the date hereof is incorporated herein by reference.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

    Registrant:                  Prospect Street High Income Portfolio Inc.
                                 60 State Street
                                 Boston, Massachusetts 02109

    Investment Adviser:          Prospect Street Investment Management Co., Inc.
                                 60 State Street
                                 Boston, Massachusetts 02109

    Transfer Agent for Common    State Street Bank and Trust Company
       Stock:                      P.O. Box 8200
                                 Boston, Massachusetts 02266

    Custodian:                   State Street Bank and Trust Company
                                 Two Heritage Drive
                                 North Quincy, Massachusetts 02171

ITEM 32.  MANAGEMENT SERVICES
    Not applicable.

ITEM 33.  UNDERTAKINGS
    (a) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if:

        (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

        (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

    (b) Registrant hereby undertakes:

        (1) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (2) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

            (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

        (4) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (5) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 25th day of January, 1999.

                                PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                                By  /s/ RICHARD E. OMOHUNDRO, JR.
                                    ---------------------------------------
                                        RICHARD E. OMOHUNDRO, JR.
                                        President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
           SIGNATURE                    TITLE                          DATE
           ---------                    -----                          ----
                                    Director and President
                                    (Principal Executive
/s/ RICHARD E. OMOHUNDRO, JR.       Officer)                    January 25, 1999
------------------------------

    RICHARD E. OMOHUNDRO, JR.
                                    Director, Vice President
                                    and Treasurer (Principal
                                    Financial and Accounting
/s/ JOHN A. FRABOTTA                Officer)                    January 25, 1999
------------------------------
    JOHN A. FRABOTTA

             *                      Director                    January 25, 1999
------------------------------
    JOHN S. ALBANESE

             *                      Director                    January 25, 1999
------------------------------
    C. WILLIAM CAREY

             *                      Director                    January 25, 1999
------------------------------
    JOSEPH G. COTE

             *                      Director                    January 25, 1999
------------------------------
    HARLAN D. PLATT

             *                      Director                    January 25, 1999
------------------------------
    CHRISTOPHER E. ROSHIER

*By  /s/ JOHN A. FRABOTTA
------------------------------
         JOHN A. FRABOTTA
         Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit No.            Description of Exhibit                         Page
----------             ----------------------                         ----
(d)(3)                 Form of Subscription certificate and
                       Instructions

(d)(4)                 Form of Notice of guaranteed Delivery

(d)(5)                 Form of DTC/Nominee Over-Subscription
                       Exercise Form

(d)(6)                 Form of Subscription Agent Agreement
                       between the Registrant and State Street
                       Bank and Trust Company

(d)(7)                 Information Agent Agreement between the
                       Registrant and Corporate Investor
                       Communications, Inc.

(h)                    Form of Dealer Manager Agreement
                       (including the form of the Selling Group
                       Agreement and Soliciting Dealer Agreement)

(l)(1)                 Opinion and Consent of Rogers & Wells LLP

(l)(2)                 Opinion and Consent of Piper & Marbury LLP

(n)                    Consent of Arthur Andersen LLP

(r)                    Financial Data Schedule